                                                                                 EXHIBIT A-1

                             FORM OF CLASS I-A-[1] CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

Certificate No. 1                       Variable Pass-Through Rate

Class I-A-[1] Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Class as of
Agreement and Cut-off Date:             the Cut-off Date:
October 1, 2004                         $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
November 26, 2004                       Date: $__________

Servicer:                               CUSIP: __________
GMAC Mortgage Corporation

Assumed Final Distribution Date:
October 25, 2034

             BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2004-BO1
                           ASSET-BACKED CERTIFICATE
                                SERIES 2004-BO1

      evidencing a fractional  undivided  interest in the  distributions  allocable to the  Class  I-A-[1]  Certificates  with  respect  to  a  Trust  Fund  consisting primarily  of a pool of fixed  and  adjustable  rate,  conventional,  closed-end sub-prime  mortgage  loans that are secured by first,  second and third liens on one- to  four-family  residential  properties  and  sold by BEAR  STEARNS  ASSET
      BACKED SECURITIES I LLC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an  obligation  of or interest in Bear Stearns  Asset Backed  Securities I LLC
("BSABS  I"), the Servicer or the Trustee  referred to below or any of their  affiliates  or any other person.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any  governmental  entity or by BSABS I, the Servicer or the Trustee or any of their  affiliates  or any  other  person.  None of  BSABS I,  the  Servicer  or any of their affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of fixed and adjustable  rate,  conventional,  closed-end  sub-prime  mortgage loans secured by first, second and third liens on one- to four-family  residential properties  (collectively, the  "Mortgage  Loans")  sold by BSABS I.  The  Mortgage  Loans  were  sold by EMC  Mortgage
Corporation ("EMC") to BSABS I. GMAC Mortgage  Corporation  ("GMAC") will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any  successors  thereto under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
BSABS I, as depositor  (the  "Seller"),  the Servicer,  EMC Mortgage  Corporation  and Wells
Fargo Bank, National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder and that the Trustee is not liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or,  except as  expressly  provided in the  Agreement,  subject to any  liability  under the
Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and the  modification  of the rights and  obligations of the Seller,  the
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the  Servicer  and the  Trustee,  and (ii) the  amendment thereof  and the  Trustee  with the  consent  of the  Holders  of  Certificates,  evidencing
Fractional  Undivided  Interests  aggregating  not less  than 51% of the  Trust  Fund (or in certain cases,  Holders of  Certificates of affected  Classes  evidencing such percentage of the  Fractional  Undivided  Interests  thereof).  Any such  consent  by the  Holder  of this
Certificate  shall be conclusive  and binding on such Holder and upon all future  Holders of this  Certificate and of any  Certificate  issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also permits the amendment thereof in certain limited  circumstances,  without the consent of the
Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Servicer,  the  Trustee and any agent of any of them may treat the Person in whose name this
Certificate  is  registered as the owner hereof for all  purposes,  and none of Seller,  the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 26, 2004                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the   Class   I-A-[1]   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within  Asset-Backed  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-2

                             FORM OF CLASS II-A-[1] CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

Certificate No. 1                       Variable Pass-Through Rate

Class II-A-[1] Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Class as of
Agreement and Cut-off Date:             the Cut-off Date:
October 1, 2004                         $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
November 26, 2004                       Date: $__________

Servicer:                               CUSIP: __________
GMAC Mortgage Corporation

Assumed Final Distribution Date:
October 25, 2034

             BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2004-BO1
                           ASSET-BACKED CERTIFICATE
                                SERIES 2004-BO1

      evidencing a fractional  undivided  interest in the  distributions  allocable to the  Class  II-A-[1]  Certificates  with  respect  to a  Trust  Fund  consisting primarily  of a pool of fixed  and  adjustable  rate,  conventional,  closed-end sub-prime  mortgage  loans that are secured by first,  second and third liens on one- to  four-family  residential  properties  and  sold by BEAR  STEARNS  ASSET
      BACKED SECURITIES I LLC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an  obligation  of or interest in Bear Stearns  Asset Backed  Securities I LLC
("BSABS  I"), the Servicer or the Trustee  referred to below or any of their  affiliates  or any other person.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any  governmental  entity or by BSABS I, the Servicer or the Trustee or any of their  affiliates  or any  other  person.  None of  BSABS I,  the  Servicer  or any of their affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of fixed and adjustable  rate,  conventional,  closed-end  sub-prime  mortgage loans secured by first, second and third liens on one- to four-family  residential properties  (collectively, the  "Mortgage  Loans")  sold by BSABS I.  The  Mortgage  Loans  were  sold by EMC  Mortgage
Corporation ("EMC") to BSABS I. GMAC Mortgage  Corporation  ("GMAC") will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any  successors  thereto under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
BSABS I, as depositor  (the  "Seller"),  the Servicer,  EMC Mortgage  Corporation  and Wells
Fargo Bank, National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder and that the Trustee is not liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or,  except as  expressly  provided in the  Agreement,  subject to any  liability  under the
Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and
obligations   of  the  Seller,   the  Servicer  and  the  Trustee  and  the  rights  of  the
Certificateholders  under the Agreement  from time to time by EMC, the Seller,  the Servicer and the Trustee,  and (ii) the  amendment  thereof and of the  Servicing  Agreements  by the
Servicer  and the  Trustee  with the  consent  of the  Holders of  Certificates,  evidencing
Fractional  Undivided  Interests  aggregating  not less  than 51% of the  Trust  Fund (or in certain cases,  Holders of  Certificates of affected  Classes  evidencing such percentage of the  Fractional  Undivided  Interests  thereof).  Any such  consent  by the  Holder  of this
Certificate  shall be conclusive  and binding on such Holder and upon all future  Holders of this  Certificate and of any  Certificate  issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also
permits  the  amendment  thereof  and  of  the  Servicing   Agreements  in  certain  limited
circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Servicer,  the  Trustee and any agent of any of them may treat the Person in whose name this
Certificate  is  registered as the owner hereof for all  purposes,  and none of Seller,  the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 26, 2004                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the  Class   II-A-[1]   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within  Asset-Backed  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-3

                                  [RESERVED]

                                                                                 EXHIBIT A-4

                               FORM OF CLASS M-[1]CERTIFICATE

            THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH BENEFICIAL  OWNER OF A CLASS M-[1]  CERTIFICATE OR ANY INTEREST  THEREIN SHALL BE
DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR
INTEREST  THEREIN,  THAT  EITHER  (I) SUCH  CERTIFICATE  IS RATED  AT  LEAST  "BBB-"  OR ITS
EQUIVALENT BY FITCH, S&P AND MOODY'S,  (II) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS"
?OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY,  (2) THE SOURCE OF FUNDS USED TO ACQUIRE
OR HOLD THE CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT," AS
SUCH TERM IS DEFINED IN PROHIBITED  TRANSACTION CLASS EXEMPTION  ("PTCE") 95-60, AND (3) THE
CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Variable Pass-Through Rate

Class M-[1] Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Class as of
Agreement and Cut-off Date:             the Cut-off Date:
October 1, 2004                         $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
November 26, 2004                       Date: $__________

Servicer:                               CUSIP: __________
GMAC Mortgage Corporation

Assumed Final Distribution Date:
October 25, 2034

             BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2004-BO1
                           ASSET-BACKED CERTIFICATE
                                SERIES 2004-BO1

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class M-[1]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed  and  adjustable  rate,  conventional,  closed-end  sub-prime mortgage  loans  that are  secured by first,  second and third  liens on one- to four-family  residential  properties  and  sold by  BEAR  STEARNS  ASSET  BACKED
      SECURITIES I LLC

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an  obligation  of or interest in Bear Stearns  Asset Backed  Securities I LLC
("BSABS  I"), the Servicer or the Trustee  referred to below or any of their  affiliates  or any other person.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any  governmental  entity or by BSABS I, the Servicer or the Trustee or any of their  affiliates  or any  other  person.  None of  BSABS I,  the  Servicer  or any of their affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of fixed and adjustable rate,  conventional,  closed-end sub-prime mortgage loans secured by first, second and third liens on one- to four-family  residential properties  (collectively, the  "Mortgage  Loans")  sold by BSABS I.  The  Mortgage  Loans  were  sold by EMC  Mortgage
Corporation ("EMC") to BSABS I. GMAC Mortgage  Corporation  ("GMAC") will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any  successors  thereto under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
BSABS I, as depositor  (the  "Seller"),  the Servicer,  EMC Mortgage  Corporation  and Wells
Fargo Bank, National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

            Each beneficial owner of a Class  M-[1]Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or interest  therein,  that either (i) it is not a Plan or investing  with "plan  assets" of any Plan or (ii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest therein is an "insurance  company general account," as such term is defined in  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60,  and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder and that the Trustee is not liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or,  except as  expressly  provided in the  Agreement,  subject to any  liability  under the
Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and the  modification  of the rights and  obligations of the Seller,  the
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the  Servicer  and the  Trustee,  and (ii) the  amendment thereof by the  Servicer  and the Trustee  with the consent of the Holders of  Certificates, evidencing  Fractional  Undivided Interests  aggregating not less than 51% of the Trust Fund
(or  in  certain  cases,  Holders  of  Certificates  of  affected  Classes  evidencing  such percentage of the Fractional  Undivided Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such  Holder and upon all future
Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The
Agreement also permits the amendment thereof in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Servicer,  the  Trustee and any agent of any of them may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and none of the Seller, the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 26, 2004                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  M-[1]Certificates  referred to in the within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within  Asset-Backed  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-5

                                FORM OF CLASS R CERTIFICATE

            THIS  CERTIFICATE  MAY NOT BE  HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE  TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE SECURITIES ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY
IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE  ACCEPTABLE  TO THE TRUSTEE  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE
WITH  ALL  APPLICABLE  SECURITIES  LAWS  OF THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  or by a person using
"PLAN  assets" of a Plan,  UNLESS THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN
OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE AND  SERVICER  AND ON WHICH THEY MAY RELY
WHICH IS  SATISFACTORY  TO THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION
UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED,  OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY  OBLIGATION
OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY
IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE
THAT (1) SUCH  TRANSFEREE IS NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION
THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF
THE  FOREGOING  (OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS A  CORPORATION  IF  ALL  OF ITS
ACTIVITIES  ARE  SUBJECT  TO TAX AND  EXCEPT FOR  FREDDIE  MAC,  A MAJORITY  OF ITS BOARD OF
DIRECTORS  IS NOT  SELECTED  BY SUCH  GOVERNMENTAL  UNIT),  (B) A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,
(C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF
THE  CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED  BY  CHAPTER  1 OF THE CODE  UNLESS  SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX
IMPOSED  BY  SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN
ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN
THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS  RELATING  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH PERSON  SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.

Certificate No.1                        Percentage Interest: 100%

Class R

Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Class as of
Agreement and Cut-off Date:             the Cut-off Date:
October 1, 2004                         $0.00

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
November 26, 2004                       Date:
                                        $0.00

Servicer:                               CUSIP: __________
GMAC Mortgage Corporation

Assumed Final Distribution Date:
October 25, 2034

             BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2004-BO1
                           ASSET-BACKED CERTIFICATE
                                SERIES 2004-BO1

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class R Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable rate,  conventional,  closed-end sub-prime mortgage loans that are secured by first,  second and third liens on one- to  four-family residential properties and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an  obligation  of or interest in Bear Stearns  Asset Backed  Securities I LLC
("BSABS  I"), the Servicer or the Trustee  referred to below or any of their  affiliates  or any other person.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any  governmental  entity or by BSABS I, the Servicer or the Trustee or any of their  affiliates  or any  other  person.  None of  BSABS I,  the  Servicer  or any of their affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered owner of the Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of fixed and adjustable  rate,  conventional,  closed-end  sub-prime  mortgage loans secured by first, second and third liens on one- to four-family  residential properties  (collectively, the  "Mortgage  Loans")  sold by BSABS I.  The  Mortgage  Loans  were  sold by EMC  Mortgage
Corporation ("EMC") to BSABS I. GMAC Mortgage  Corporation  ("GMAC") will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any  successors  thereto under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
BSABS I, as depositor  (the  "Seller"),  the Servicer,  EMC Mortgage  Corporation  and Wells
Fargo Bank, National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

      Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set forth in the  Agreement  to the  effect  that (i) each  person  holding or acquiring any ownership  interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United States Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer of any  ownership  interest in this  Certificate  in  violation  of such restrictions  will be  absolutely  null and void and will vest no  rights  in the  purported transferee,  and (iv) if any  person  other  than a United  States  Person  and a  Permitted
Transferee  acquires  any  ownership  interest  in this  Certificate  in  violation  of such restrictions,  then the  Seller  will have the right,  in its sole  discretion  and  without notice to the Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which purchaser may be the Seller,  or any affiliate of the Seller,  on such terms and conditions as the Seller may choose.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a  "Distribution
Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business Day of the month immediately  preceding the month of the related Distribution Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this Certificate and the amounts  required to be distributed to the Holders of Certificates of the same Class as this
Certificate.  The Assumed  Final  Distribution  Date is the  Distribution  Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective  transferee,  substantially  in the forms attached to the Agreement as Exhibit F or G,  as  applicable,  and  (ii)  if  requested  by the  Trustee,  an  Opinion  of  Counsel
satisfactory   to  it  that  such  transfer  may  be  made  without  such   registration  or
qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller, the Trustee or the Servicer in their respective  capacities as such),  together with copies of the written  certification(s) of the Holder of the Certificate  desiring to effect the transfer and/or such Holder's prospective  transferee upon which such Opinion of Counsel is based.  Neither the Seller nor the Trustee is  obligated to register or qualify the Class of Certificates  specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise  required  under the Agreement to permit the transfer of such Certificates  without  registration or  qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee,  the Seller and the
Servicer  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No  transfer  of this Class R  Certificate  will be made  unless the Trustee has received  either (i) opinion of counsel for the  benefit of the  Trustee  and  Servicer  and which  they may  rely  which is  satisfactory  to the  Trustee  that  the  purchase  of this certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section 406 of the Employee  Retirement Income Security Act of
1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code, as amended (the
"Code") and will not subject the Servicer or the Trustee to any  obligation  or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the  transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee benefit  plan or other  retirement  arrangement  (a  "Plan")  that is  subject to Title I of
ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder and that the Trustee is not liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or,  except as  expressly  provided in the  Agreement,  subject to any  liability  under the
Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and
obligations   of  the  Seller,   the  Servicer  and  the  Trustee  and  the  rights  of  the
Certificateholders  under the Agreement  from time to time by EMC, the Seller,  the Servicer and the Trustee,  and (ii) the  amendment  thereof and of the  Servicing  Agreements  by the
Servicer  and the  Trustee  with the  consent  of the  Holders of  Certificates,  evidencing
Fractional  Undivided  Interests  aggregating  not less  than 51% of the  Trust  Fund (or in certain cases,  Holders of  Certificates of affected  Classes  evidencing such percentage of the  Fractional  Undivided  Interests  thereof).  Any such  consent  by the  Holder  of this
Certificate  shall be conclusive  and binding on such Holder and upon all future  Holders of this  Certificate and of any  Certificate  issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also
permits  the  amendment  thereof  and  of  the  Servicing   Agreements  in  certain  limited
circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Servicer,  the  Trustee and any agent of any of them may treat the Person in whose name this
Certificate  is  registered as the owner hereof for all  purposes,  and none of Seller,  the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 26, 2004                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class R  Certificates  referred  to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within  Asset-Backed  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-6

                                FORM OF CLASS CE CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE SECURITIES ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY
IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE  ACCEPTABLE  TO THE TRUSTEE  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE
WITH  ALL  APPLICABLE  SECURITIES  LAWS  OF THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  or by a person using
"PLAN  assets" of a Plan,  UNLESS THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN
OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE AND  SERVICER  AND ON WHICH THEY MAY RELY
WHICH IS  SATISFACTORY  TO THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION
UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED,  OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY  OBLIGATION
OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1

Class CE

Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Notional Balance of this Class as of
Agreement and Cut-off Date:             the Cut-off Date:
October 1, 2004                         $__________

                                        Initial Certificate Notional Balance
First Distribution Date:                of this Certificate as of the Cut-off
November 26, 2004                       Date:
                                        $__________

Servicer:                               CUSIP: __________
GMAC Mortgage Corporation

Assumed Final Distribution Date:
October 25, 2034

             BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2004-BO1
                           ASSET-BACKED CERTIFICATE
                                SERIES 2004-BO1

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class CE Certificates  with respect to a Trust Fund consisting  primarily of a  pool  of  fixed  and  adjustable  rate,  conventional,  closed-end  sub-prime mortgage  loans  that are  secured by first,  second and third  liens on one- to four-family  residential  properties  and  sold by  BEAR  STEARNS  ASSET  BACKED
      SECURITIES I LLC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an  obligation  of or interest in Bear Stearns  Asset Backed  Securities I LLC
("BSABS I"), the Servicer,  or the Trustee  referred to below or any of their  affiliates or any other person.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any  governmental  entity or by BSABS I, the Servicer or the Trustee or any of their  affiliates  or any  other  person.  None of  BSABS I,  the  Servicer  or any of their affiliates  will have any obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered owner of the Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of fixed and adjustable rate,  conventional,  closed-end sub-prime mortgage loans secured by first, second and third liens on one- to four-family  residential properties  (collectively, the  "Mortgage  Loans")  sold by BSABS I.  The  Mortgage  Loans  were  sold by EMC  Mortgage
Corporation ("EMC") to BSABS I. GMAC Mortgage  Corporation  ("GMAC") will act as servicer of the Mortgage Loans (the  "Servicer,"  which term includes any  successors  thereto under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
BSABS I, as depositor  (the  "Seller"),  the Servicer,  EMC Mortgage  Corporation  and Wells
Fargo Bank, National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a  "Distribution
Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business Day of the month immediately  preceding the month of the related Distribution Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this Certificate and the amount  required to be distributed to the Holders of  Certificates of the same Class as this
Certificate.  The Assumed  Final  Distribution  Date is the  Distribution  Date in the month following  the latest  scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal  Balance of this Class of Certificates  will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective  transferee,  substantially  in the forms attached to the Agreement as Exhibit F or G,  as  applicable,  and  (ii)  if  requested  by the  Trustee,  an  Opinion  of  Counsel
satisfactory   to  it  that  such  transfer  may  be  made  without  such   registration  or
qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller, the Trustee or the Servicer in their respective  capacities as such),  together with copies of the written  certification(s) of the Holder of the Certificate  desiring to effect the transfer and/or such Holder's prospective  transferee upon which such Opinion of Counsel is based.  Neither the Seller nor the Trustee is  obligated to register or qualify the Class of Certificates  specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise  required  under the Agreement to permit the transfer of such Certificates  without  registration or  qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee,  the Seller and the
Servicer  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No  transfer  of this Class CE  Certificate  will be made unless the Trustee has received  either (i) opinion of counsel for the  benefit of the  Trustee  and  Servicer  and which  they may  rely  which is  satisfactory  to the  Trustee  that  the  purchase  of this certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section 406 of the Employee  Retirement Income Security Act of
1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code, as amended (the
"Code") and will not subject the  Servicer or the Trustee any  obligation  or  liability  in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the  transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee benefit  plan or other  retirement  arrangement  (a  "Plan")  that is  subject to Title I of
ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder and that the Trustee is not liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or,  except as  expressly  provided in the  Agreement,  subject to any  liability  under the
Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and
obligations   of  the  Seller,   the  Servicer  and  the  Trustee  and  the  rights  of  the
Certificateholders  under the Agreement  from time to time by EMC, the Seller,  the Servicer and the Trustee,  and (ii) the  amendment  thereof and of the  Servicing  Agreements  by the
Servicer  and the  Trustee  with the  consent  of the  Holders of  Certificates,  evidencing
Fractional  Undivided  Interests  aggregating  not less  than 51% of the  Trust  Fund (or in certain cases,  Holders of  Certificates of affected  Classes  evidencing such percentage of the  Fractional  Undivided  Interests  thereof).  Any such  consent  by the  Holder  of this
Certificate  shall be conclusive  and binding on such Holder and upon all future  Holders of this  Certificate and of any  Certificate  issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also
permits  the  amendment  thereof  and  of  the  Servicing   Agreements  in  certain  limited
circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Servicer,  the  Trustee and any agent of any of them may treat the Person in whose name this
Certificate  is  registered as the owner hereof for all  purposes,  and none of Seller,  the
Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 26, 2004                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          Not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class CE  Certificates  referred  to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within  Asset-Backed  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                     EXHIBIT B

                            MORTGAGE LOAN SCHEDULE

      The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(i)   the loan number;

(ii)  the Mortgage Rate in effect as of the Cut-off Date;

(iii) the Servicing Fee Rate;

(iv)  the Trustee Fee Rate;

(v)   the LPMI Fee, if applicable;

(vi)  the Net Mortgage Rate in effect as of the Cut-off Date;

(vii) the maturity date;

(viii)      the original principal balance;

(ix)  the Cut-off Date Principal Balance;

(x)   the original term;

(xi)  the remaining term;

(xii) the property type;

(xiii)      the MIN with respect to each MOM Loan;

(xiv) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xv)  with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvi) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(xvii)      with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

(xviii)     with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(xix) the Loan Group;

(xx)  the amount of any Seller Arrearages, if any;

(xxi) a code  indicating  whether such Mortgage Loan is an Actuarial Loan or Simple Interest
      Loan;  and

(xxii)      a code  indicating  whether such Mortgage Loan is a first lien, a second lien or a third lien Mortgage Loan.

                                                                     EXHIBIT C
                                  [RESERVED]

                                                                                   EXHIBIT D

                                 FORM OF TRANSFER AFFIDAVIT

                                             Affidavit  pursuant  to Section  860E(e)(4)  of
                                             the Internal  Revenue Code of 1986, as amended,
                                             and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.    That he is [Title of Officer] of [Name of Investor]  (record or beneficial owner of the Bear Stearns Asset Backed  Securities I Trust  2004-BO1,  Asset-Backed  Certificates,
Series 2004-BO1,  Class R-__  Certificates)  (the "Class R Certificates")  (the "Owner"),  a
[savings  institution]  [corporation]  duly  organized  and existing  under the laws of [the
State of _____] [the United States], on behalf of which he makes this affidavit.

      2.    That  the  Owner  (i) is  not  and  will  not be as of  [Closing  Date][date  of purchase] a  "disqualified  organization"  within the meaning of Section  860E(e)(5)  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an "electing  large  partnership"
within the meaning of Section  775 of the Code,  (ii) will  endeavor to remain  other than a disqualified  organization  and an electing large  partnership for so long as it retains its ownership in the Class R Certificates  and (iii) is acquiring the Class R  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit and agreement in  substantially  the same form as this  affidavit and  agreement.  (For this purpose,  a "disqualified  organization"  means an electing large  partnership under Section
775 of the Code, the United States, any state or political  subdivision  thereof, any agency or  instrumentality  of any of the  foregoing  (other  than  an  instrumentality  all of the activities  of which are  subject to tax and,  except  for the  Federal  Home Loan  Mortgage
Corporation,  a  majority  of  whose  board  of  directors  is  not  selected  by  any  such governmental entity) or any foreign government,  international organization or any agency or instrumentality of such foreign government or organization,  any rural electric or telephone cooperative,  or any  organization  (other  than  certain  farmers'  cooperatives)  that  is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

      3.    That the Owner is aware (i) of the tax that  would be imposed  on  transfers  of
Class R Certificates to disqualified  organizations or electing large partnerships under the
Code, that applies to all transfers of Class R Certificates  after March 31, 1988; (ii) that such tax would be on the  transferor  (or,  with  respect to  transfers  to  electing  large partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman)  for a disqualified  organization,  on the agent;  (iii) that the person  (other  than with  respect to  transfers  to  electing  large partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to  such  person  an  affidavit  that  the  transferee  is not a disqualified  organization  and, at the time of  transfer,  such person does not have actual knowledge  that the  affidavit  is  false;  and (iv) that the  Class R  Certificates  may be
"noneconomic  residual  interests"  within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4.    That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"
holding  Class R  Certificates  if  either  the  pass-through  entity is an  electing  large partnership  under  Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified  organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated  investment company, a real estate  investment  trust or common trust fund, a partnership,  trust or estate,  and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register  the transfer of any Class R Certificates unless the transferee,  or the transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not consummate any such transfer  if it  knows  or  believes  that  any of the  representations  contained  in  such affidavit and agreement are false.

            6.    That the Owner has reviewed the  restrictions set forth on the face of the
Class R  Certificates  and the  provisions  of Section  6.02 of the  Pooling  and  Servicing
Agreement under which the Class R Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

            7.    That the Owner consents to any  additional  restrictions  or  arrangements that  shall  be  deemed  necessary  upon  advice  of  counsel  to  constitute  a  reasonable arrangement  to  ensure  that the  Class R  Certificates  will only be  owned,  directly  or indirectly, by an Owner that is not a disqualified organization.

            8.    The Owner's Taxpayer Identification Number is # _______________.

            9.    This  affidavit  and  agreement  relates only to the Class R  Certificates held by the  Owner  and not to any  other  holder  of the  Class R  Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10.   That no purpose of the Owner  relating to the transfer of any of the Class
R  Certificates  by the Owner is or will be to impede the  assessment  or  collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  Section 1.860E-1 (c) and recent  amendments  thereto,  effective as of
August 19, 2002,  and (ii) the preamble  describing  the adoption of the  amendments to such regulation, which is attached hereto as Exhibit 1.

            11.   That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain outstanding.  In this  regard,  the Owner  hereby  represents  to and for the benefit of the person from whom it acquired the Class R  Certificates  that the Owner  intends to pay taxes associated  with holding such Class R Certificates  as they become due, fully  understanding that it may incur tax  liabilities  in excess  of any cash  flows  generated  by the Class R
Certificates.

            12.   That the  Owner  has no  present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy  proceeding  for so long as any of the Class R
Certificates remain outstanding.

            13.   The Owner is a citizen or resident of the United  States,  a  corporation, partnership  or other  entity  created  or  organized  in, or under the laws of,  the United
States  or any  political  subdivision  thereof,  or an estate or trust  whose  income  from sources  without the United States is  includable in gross income for United States  federal income tax purposes  regardless  of its  connection  with the conduct of a trade or business within the United States.

            14.   The Owner  hereby  agrees  that it will not cause  income from the Class R
Certificates to be attributable to a foreign  permanent  establishment or fixed base (within the  meaning of an  applicable  income tax  treaty)  of the Owner or another  United  States taxpayer.

            15.   (a)   The  Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with the Company,  the Trustee and the Servicer that the  following  statement is accurate:

                  The  Certificates  (i)  are  not  being  acquired  by,  and  will  not  be transferred  to,  any  employee  benefit  plan  within the  meaning  of section  3(3) of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA") or other retirement arrangement,  including individual  retirement accounts and annuities,  Keogh plans and bank collective  investment  funds and insurance  company  general or separate  accounts in which such plans,  accounts or arrangements are invested,  that is subject to Section 406 of ERISA or Section 4975 of the Internal  Revenue Code of 1986 (the "Code") (any of the foregoing,  a
"Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the
Department of Labor ("DOL")  regulation,  29 C.F.R.  ? 2510.3-101 or otherwise  under ERISA, and (iii) will not be  transferred  to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation,  29  C.F.R. ? 2510.3-101 or otherwise under ERISA;
or

                  (b)   The Owner will  provide the  Trustee,  the Company and the  Servicer with an opinion of  counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee,  the Company and the  Servicer to the effect that the purchase of  Certificates  is permissible  under  applicable  law,  will  not  constitute  or  result  in  any  non-exempt prohibited  transaction  under  ERISA or Section  4975 of the Code and will not  subject the
Trustee, the Company or the Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing Agreement.

            In  addition,  the Owner  hereby  certifies,  represents  and  warrants  to, and covenants  with, the Company,  the Trustee and the Servicer that the Owner will not transfer such  Certificates  to any Plan or  person  unless  either  such  Plan or  person  meets the requirements set forth in either (a) or (b) above.

            Capitalized  terms used but not defined herein shall have the meanings  assigned in the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the  Investor has caused this  instrument  to be executed on its behalf,  pursuant to authority  of its Board of  Directors,  by its [Title of Officer]  this
____ day  of  _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address of Investor for receipt of distributions]

                                        Address of Investor for receipt of tax information:

      Personally  appeared before me the above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the [Title of
Officer] of the Investor,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

                                                                                   EXHIBIT E

                          FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                      , 20

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

ASSET-BACKED CERTIFICATE
                                SERIES 2004-BO1

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Bear Stearns Asset Backed Securities I Trust 2004-BO1

            Re:   Asset-Backed Certificates, Series 2004-BO1

Ladies and Gentlemen:

            In   connection   with   the   sale   by                   (the   "Seller")   to
                    (the "Purchaser") of $           Initial  Certificate  Principal Balance
of Asset-Backed  Certificates,  Series 2004-BO1 (the "Certificates") pursuant to the Pooling and  Servicing  Agreement,  dated  as  of  October  1,  2004  (the  "Pooling  and  Servicing
Agreement"),  among Bear Stearns Asset Backed Securities I LLC (the "Company"), EMC Mortgage
Corporation  ("EMC"),  GMAC Mortgage  Corporation,  as servicer (the "Servicer"),  and Wells
Fargo Bank, National Association,  as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither  the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold, disposed of or otherwise transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other similar  security  from any person in any manner,  (c) has otherwise  approached or  negotiated  with respect to any  Certificate,  any interest in any
Certificate  or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general  advertising  or in any other manner,  or (e) has taken any other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution of the  Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any  Certificate a violation of Section 5 of the Act or any state securities law, or that would require  registration or qualification  pursuant thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any
Certificate.  The  Seller  has not  and  will  not  sell or  otherwise  transfer  any of the
Certificates,  except  in  compliance  with the  provisions  of the  Pooling  and  Servicing
Agreement.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:

3

                                                                                   EXHIBIT F

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                   ______________,200___

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Bear Stearns Asset Backed Securities I Trust 2004-BO1

            Re:   Bear Stearns Asset Backed Securities I Trust 2004-BO1
                  Asset-Backed Certificates, Series 2004-BO1, Class__

Ladies and Gentlemen:

      ______________  (the  "Purchaser")   intends  to  purchase  from  ______________  (the
"Seller")  $_________ initial  Certificate  Principal Balance of Asset-Backed  Certificates,
Series  2004-BO1,  Class  _____ (the  "Certificates"),  issued  pursuant  to the Pooling and
Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of October 1, 2004 among Bear Stearns Asset Backed Securities I LLC, as depositor (the "Seller"),  EMC Mortgage
Corporation,  GMAC  Mortgage  Corporation,  as  servicer,  and Wells  Fargo  Bank,  National
Association,  as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the  meanings set forth in the Pooling and  Servicing  Agreement.  The  Purchaser
hereby  certifies,  represents  and  warrants  to, and  covenants  with,  the Seller and the
Trustee that:

                  1.    The Purchaser  understands that (a) the  Certificates  have not been and will not be registered  or qualified  under the  Securities  Act of 1933, as amended (the "Act") or any state  securities law, (b) the Seller is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered  and qualified  pursuant to the  provisions of the Act or any
            state   securities  law,  or  if  an  exemption  from  such   registration   and
            qualification  is available,  (d) the Pooling and Servicing  Agreement  contains
            restrictions   regarding   the  transfer  of  the   Certificates   and  (e)  the
            Certificates will bear a legend to the foregoing effect.

                  2.    The Purchaser is acquiring the  Certificates for its own account for investment  only  and not  with a view to or for  sale in  connection  with  any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.    The  Purchaser  is (a) a  substantial,  sophisticated  institutional investor  having  such  knowledge  and  experience  in  financial  and  business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor"  within the meaning of Rule 501 (a)
            promulgated pursuant to the Act.

                  4.    The Purchaser has been  furnished  with,  and has had an opportunity to review (a) a copy of the Pooling and  Servicing  Agreement and (b) such other information  concerning the  Certificates,  the Mortgage Loans and the Seller as
            has been  requested  by the  Purchaser  from the  Seller  or the  Seller  and is
            relevant  to  the  Purchaser's  decision  to  purchase  the  Certificates.   The
            Purchaser has had any questions  arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

                  5.    The  Purchaser has not and will not nor has it authorized or will it authorize  any  person to (a)  offer,  pledge,  sell,  dispose  of or  otherwise transfer any  Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any
            Certificate  or any other similar  security  from any person in any manner,  (c)
            otherwise  approach or negotiate with respect to any  Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,
            (d) make any  general  solicitation  by means of general  advertising  or in any other  manner or (e) take any other  action,  that (as to any of (a) through (e)
            above) would  constitute a distribution of any  Certificate  under the Act, that would render the  disposition of any Certificate a violation of Section 5 of the
            Act or  any  state  securities  law,  or  that  would  require  registration  or qualification  pursuant  thereto.  The  Purchaser  will  not  sell or  otherwise transfer any of the  Certificates,  except in compliance  with the provisions of the Pooling and Servicing Agreement.

                  6.    The  Purchaser (if the  Certificate  is not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a)         is not an employee benefit or other plan subject to the
            prohibited transaction provisions of the Employee Retirement Income Security
            Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
            of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29
            C.F.R. §2510.3-101; or

                        (b)    is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account"
            (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE")
            95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                        Very truly yours,

                                        [PURCHASER]

                                        By:

                                        Name:

                                        Title:

                                                                                   EXHIBIT G

                        FORM OF RULE 144A INVESTMENT REPRESENTATION

                  Description of Rule 144A Securities, including numbers:

            The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends  to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.          In connection with such transfer and in accordance with the agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following facts:  Neither  the  Seller  nor anyone  acting on its  behalf  has  offered,  transferred, pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule
144A Securities or any other similar  security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities,  any interest in the Rule
144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would constitute a distribution of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration  pursuant thereto, and that the Seller has not offered the Rule 144A  Securities  to any person  other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.          The Buyer  warrants and  represents  to, and  covenants  with,  the Seller,  the
Trustee and the Servicer  (as defined to the Pooling and  Servicing  Agreement,  dated as of
October 1, 2004 (the "Agreement"),  among the Company,  EMC, GMAC Mortgage  Corporation,  as servicer  (the  "Servicer"),  and Wells Fargo Bank,  National  Association,  as trustee (the
"Trustee")) as follows:

(a)         The Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

(b)         The Buyer considers itself a substantial,  sophisticated  institutional investor having such  knowledge and  experience  in financial  and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)         The  Buyer  has been  furnished  with all  information  regarding  the Rule 144A
      Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)         Neither  the Buyer nor anyone  acting on its behalf  has  offered,  transferred, pledged,  sold or otherwise disposed of the Rule 144A Securities,  any interest in the
      Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any  other  similar  security  with,  any  person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
      Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the
      Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it  authorized  or will it authorize  any person to act, in such manner with respect to the Rule 144A Securities.

(e)         The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule
      144A  under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule 144A
      Securities  for its own  account  or the  accounts  of other  qualified  institutional buyers,  understands  that  such  Rule  144A  Securities  may be  resold,  pledged  or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer  that  purchases  for  its  own  account  or  for  the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

            [3.   The Buyer (if the Rule 144A  Securities  are not rated at least  "BBB-" or its equivalent by Fitch, S&P or Moody's):

(a)         is not an employee  benefit or other plan subject to the prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
      ("ERISA"),  or  Section  4975 of the  Internal  Revenue  Code of 1986,  as  amended (a
      "Plan"),  or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing any
      Certificate  with "plan  assets" of any Plan within the meaning of the  Department  of
      Labor ("DOL") regulation at 29 C.F.R. § 2510.3-101; or

(b)         is an  insurance  company,  the source of funds to be used by it to purchase the
      Certificates  is an "insurance  company  general  account"  (within the meaning of DOL
      Prohibited  Transaction  Class Exemption  ("PTCE")  95-60),  and the purchase is being made in  reliance  upon  the  availability  of the  exemptive  relief  afforded  under
      Sections I and III of PTCE 95-60.]

            4.    This  document  may be  executed  in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which, when so executed, shall be deemed to be an original; such counterparts,  together,  shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer
By:                                      By:
   Name:                                    Name:
   Title:                                   Title:
Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
Date:                                    Date:

                                                                        ANNEX 1 TO EXHIBIT G

                  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                  [For Buyers Other Than Registered Investment Companies]

            The  undersigned  hereby  certifies as follows in connection  with the Rule 144A
Investment Representation to which this Certification is attached:

1.          As indicated below, the undersigned is the President,  Chief Financial  Officer,
Senior Vice President or other executive officer of the Buyer.

2.          In  connection  with  purchases  by  the  Buyer,   the  Buyer  is  a  "qualified
institutional  buyer" as that term is defined in Rule 144A under the  Securities Act of 1933
("Rule  144A")  because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis
$                                               in  securities   (except  for  the  excluded
securities  referred  to below) as of the end of the Buyer's  most recent  fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

--    Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts  or similar business trust, partnership,  or charitable  organization  described in Section 501(c)(3) of the
            Internal Revenue Code.

--    Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State,  territory or the District of Columbia, the business of which is  substantially  confined  to  banking  and  is  supervised  by the  State  or territorial  banking  commission  or similar  official  or is a foreign  bank or
            equivalent  institution,   and  (b)  has  an  audited  net  worth  of  at  least
            $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

--    Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan association,  cooperative bank,  homestead  association or similar  institution, which  is  supervised  and  examined  by a State  or  Federal  authority  having supervision  over  any  such  institutions  or is a  foreign  savings  and  loan association  or  equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--    Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15 of the
            Securities Exchange Act of 1934.

--    Insurance  Company.  The Buyer is an insurance  company whose primary and  predominant business  activity  is the  writing  of  insurance  or the  reinsuring  of risks underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

--    State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality  of the State or its political subdivisions, for the benefit of its employees.

--    ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--    Investment  Adviser.   The  Buyer  is  an  investment  adviser  registered  under  the
            Investment Advisers Act of 1940.

--    SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
            Business  Administration  under  Section  301(c)  or (d) of the  Small  Business
            Investment Act of 1958.

--    Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--    Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively  (a) plans  established and maintained by a
            State,  its  political  subdivisions,  or any agency or  instrumentality  of the
            State or its political  subdivisions,  for the benefit of its employees,  or (b)
            employee benefit plans within the meaning of Title I of the Employee  Retirement
            Income  Security  Act  of  1974,  but is  not a  trust  fund  that  includes  as participants individual retirement accounts or H.R. 10 plans.

3.          The term  "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities that are part of an unsold allotment to or  subscription  by the  Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit  notes and
certificates  of  deposit,  (iv)  loan  participations,   (v)  repurchase  agreements,  (vi)
securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.          For purposes of  determining  the aggregate  amount of  securities  owned and/or invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the  Buyer  and  did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer may have included securities  owned  by  subsidiaries  of  the  Buyer,  but  only  if  such  subsidiaries  are consolidated  with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the investments of such  subsidiaries are managed  under the Buyer's  direction.  However,  such  securities  were not included if the
Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.          The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the  seller to it and  other  parties  related  to the  Certificates  are  relying  and will continue to rely on the  statements  made herein  because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
Yes         No        Securities only for the Buyer's own account?
6.          If the answer to the  foregoing  question is "no",  the Buyer  agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account)  in  reliance  on Rule 144A,  the Buyer will only purchase  for the  account of a third party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In addition,  the Buyer agrees that the Buyer will not  purchase  securities  for a third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate  steps  contemplated by Rule 144A to  conclude  that such  third  party  independently  meets the  definition  of
"qualified institutional buyer" set forth in Rule 144A.

-------------

7.          The Buyer will notify each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the
Buyer's   purchase  of  Rule  144A  Securities  will  constitute  a  reaffirmation  of  this certification as of the date of such purchase.

                                    Print Name of Buyer

                                    By:
                                         Name:
                                         Title:

                                    Date:

                                            - 8-

                                                                                   EXHIBIT H

                       REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank, National Association
      9062 Old Annapolis Road
      Columbia, Maryland 21045

RE:   Pooling and Servicing Agreement,  dated as of October 1, 2004 among Bear Stearns Asset
      Backed  Securities I LLC, as depositor,  GMAC Mortgage  Corporation  as servicer,  EMC
      Mortgage Corporation and Wells Fargo Bank, National Association,  as trustee,  issuing
      Bear Stearns Asset Backed  Securities I Trust 2004-BO1,  Asset-Backed  Certificates,
      Series 2004-BO1

      In connection  with the  administration  of the Mortgage Loans held by you pursuant to the  above-captioned  Pooling and Servicing  Agreement,  we request the release,  and hereby acknowledge  receipt,  of the Mortgage File for the Mortgage Loan described  below,  for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial
                  Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full

                                          By:
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:

                                                                                   EXHIBIT I

                         DTC LETTER OF REPRESENTATIONS

                                  (Provided Upon Request)

                                                                                   EXHIBIT J

                         SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

                                  (Provided Upon Request)

                                           - 16-

                                                                                   EXHIBIT K

                                FORM OF CUSTODIAL AGREEMENT

            THIS  CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the
"Agreement"),  dated as of  October  26,  2004,  by and among  WELLS  FARGO  BANK,  NATIONAL
ASSOCIATION,  not  individually  but  solely as  trustee  under the  Pooling  and  Servicing
Agreement defined below (including its successors under the Pooling and Servicing  Agreement defined  below,  the  "Trustee"),  BEAR STEARNS ASSET BACKED  SECURITIES I LLC, as depositor
(together with any successor in interest,  the "Depositor"),  EMC MORTGAGE  CORPORATION,  as seller (in that capacity,  the "Seller"),  GMAC MORTGAGE CORPORATION,  as servicer (together with any  successor  in interest or  successor  under the  Pooling and  Servicing  Agreement referred to below,  the  "Servicer")  and LASALLE BANK  NATIONAL  ASSOCIATION,  as custodian
(together  with  any  successor  in  interest  or any  successor  appointed  hereunder,  the
"Custodian").

                                      WITNESSETH THAT:

            WHEREAS,  the Depositor,  the Seller,  the Servicer and the Trustee have entered into a Pooling  and  Servicing  Agreement,  dated as of  October 1,  2004,  relating  to the
issuance  of  Bear  Stearns  Asset  Backed   Securities  I  Trust   2004-BO1,   Asset-Backed
Certificates,  Series  2004-BO1 (as in effect on the date of this  Agreement,  the "Original
Pooling and Servicing  Agreement,"  and as amended and  supplemented  from time to time, the
"Pooling and Servicing Agreement"); and

            WHEREAS,  the  Custodian has agreed to act as agent for the Trustee on behalf of the  Certificateholders  for the purposes of receiving  and holding  certain  documents  and other instruments  delivered by the Depositor,  the Seller or the Servicer under the Pooling and Servicing  Agreement,  all upon the terms and conditions and subject to the  limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Depositor,  the Seller, the Servicer and
the Custodian hereby agree as follows:

                                         ARTICLE I.
                                        DEFINITIONS

            Capitalized  terms used in this  Agreement and not defined herein shall have the meanings  assigned  in the  Original  Pooling  and  Servicing  Agreement,  unless  otherwise required by the context herein.

                                         ARTICLE II.
                               CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1.      Custodian to Act as Agent:  Acceptance of Mortgage  Files.  The Custodian,
as the duly  appointed  custodial  agent of the  Trustee  for these  purposes,  acknowledges
(subject  to any  exceptions  noted in the  Initial  Certification  referred  to in  Section
2.3(a))  receipt of the Mortgage  Files  relating to the Mortgage  Loans  identified  on the schedule  attached  hereto (the  "Mortgage  Files") and declares that it holds and will hold such  Mortgage  Files as agent for the  Trustee,  in trust,  for the use and  benefit of all present and future Certificateholders.

Section 2.2.      Recordation  of  Assignments.  If  any Mortgage  File includes one or more assignments  of Mortgage that have not been recorded  pursuant to the  provisions of Section
2.01 of the Pooling and Servicing  Agreement and the related Mortgage Loan is not a MOM Loan or the related Mortgaged  Properties are located in jurisdictions  specifically  excluded by the Opinion of Counsel  delivered to the Trustee pursuant to Section 2.01 of the Pooling and
Servicing Agreement,  each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate  public office for real property records, and the Seller,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate  public office for real property  records each such  assignment of Mortgage and, upon receipt thereof from such public office,  shall return each such assignment of Mortgage to the Custodian.

Section 2.3.      Review of Mortgage Files.

(a)   On or prior to the Closing Date,  in  accordance  with Section 2.02 of the Pooling and
Servicing  Agreement,  the Custodian  shall deliver to the Seller and the Trustee an Initial
Certification  in the form annexed hereto as Exhibit One evidencing  receipt (subject to any exceptions  noted  therein) of a Mortgage File for each of the Mortgage  Loans listed on the
Schedule attached hereto (the "Mortgage Loan Schedule").

(b)   Within  90 days of the  Closing  Date,  the  Custodian  agrees,  for  the  benefit  of
Certificateholders,  to review,  in  accordance  with the  provisions of Section 2.02 of the
Pooling and Servicing  Agreement,  each such document,  and shall deliver to the Seller, the
Servicer and the Trustee an Interim  Certification in the form annexed hereto as Exhibit Two to the  effect  that all such  documents  have  been  executed  and  received  and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  The Custodian shall  be under  no duty or  obligation  to  inspect,  review  or  examine  said  documents, instruments,  certificates  or  other  papers  to  determine  that  the  same  are  genuine, enforceable,  or  appropriate  for the  represented  purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(c)   Not later than 180 days after the Closing Date,  the Custodian  shall review,  for the benefit of  Certificateholders,  the  Mortgage  Files as  provided  in  Section  2.02 of the
Pooling and Servicing  Agreement  and deliver to the Seller,  the Servicer and the Trustee a
Final  Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

(d)   In reviewing  the Mortgage  Files as provided  herein and in the Pooling and Servicing
Agreement,  the Custodian shall make no representation as to and shall not be responsible to verify  (i)  the  validity,  legality,  enforceability,  due  authorization,  recordability, sufficiency  or  genuineness  of any of the documents  included in any Mortgage File or (ii)
the  collectibility,  insurability,  effectiveness or suitability of any of the documents in any Mortgage File.

      Upon  receipt of written  request  from the Trustee,  the  Custodian  shall as soon as practicable  supply the Trustee with a list of all of the documents relating to the Mortgage
Loans missing from the Mortgage Files.

Section 2.4.      Notification  of  Breaches  of   Representations   and  Warranties.   Upon
discovery  by the  Custodian  of a breach  of any  representation  or  warranty  made by the
Depositor  as set forth in the Pooling and  Servicing  Agreement  with respect to a Mortgage
Loan relating to a Mortgage  File,  the Custodian  shall give prompt  written  notice to the
Depositor, the Servicer and the Trustee.

Section 2.5.      Custodian  to  Cooperate:  Release  of  Mortgage  Files.  Upon  receipt of written notice from the Trustee that the Seller has  repurchased a Mortgage Loan pursuant to
Article II of the Pooling  and  Servicing  Agreement,  and a request for release (a "Request for  Release")  confirming  that the  purchase  price  therefore  has been  deposited in the
Protected  Account  or the  Distribution  Account,  then the  Custodian  agrees to  promptly release to the Seller the related Mortgage File.

            Upon the Custodian's receipt of a Request for Release  substantially in the form of Exhibit H to the Pooling and  Servicing  Agreement  signed by a Servicing  Officer of the
Servicer,  stating that it has received  payment in full of a Mortgage  Loan or that payment in full will be escrowed in a manner  customary  for such  purposes,  the  Custodian  agrees promptly  to release to the  Servicer,  the  related  Mortgage  File.  The  Depositor  shall deliver  to the  Custodian  and the  Custodian  agrees  to  review  in  accordance  with the provisions of the Custodial  Agreement  the Mortgage Note and other  documents  constituting the Mortgage File with respect to any Replacement Mortgage Loan.

            From time to time as is  appropriate  for the  servicing or  foreclosure  of any
Mortgage Loan, including, for this purpose,  collection under any Primary Mortgage Insurance
Policy or LPMI Policy,  the Servicer  shall  deliver to the  Custodian a Request for Release signed by a Servicing  Officer  requesting  that  possession  of all of the Mortgage File be released to the  Servicer  and  certifying  as to the reason for such  release and that such release will not invalidate any insurance  coverage provided in respect of the Mortgage Loan under any of the Insurance  Policies.  Upon receipt of the  foregoing,  the Custodian  shall deliver the Mortgage  File to the Servicer.  The Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the Custodian when the need therefore by the Servicer no longer  exists,  unless (i) the Mortgage  Loan has been  liquidated  and the
Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the  Protected
Account or the  Distribution  Account or (ii) the  Mortgage  File or such  document has been delivered to an  attorney,  or to a public  trustee or other public  official as required by law, for  purposes of  initiating  or pursuing  legal  action or other  proceedings  for the foreclosure of the Mortgaged Property either judicially or non-judicially,  and the Servicer has  delivered to the Custodian a certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such  Mortgage  File or such  document was delivered and the purpose or purposes of such delivery.

            At any time that the Servicer is required to deliver to the  Custodian a Request for Release,  the Servicer  shall deliver two copies of the Request for Release if delivered in hard copy or the  Servicer may furnish  such  Request for Release  electronically  to the
Custodian,  in which event the Servicing  Officer  transmitting  the same shall be deemed to have  signed the  Request  for  Release.  In  connection  with any  Request for Release of a
Mortgage File because of a repurchase of a Mortgage Loan,  such Request for Release shall be accompanied by an assignment of mortgage, without recourse,  representation or warranty from the  Trustee  to the  Seller  (unless  such  Mortgage  Loan is a MOM Loan)  and the  related
Mortgage Note shall be endorsed without recourse,  representation or warranty by the Trustee and be  returned  to the Seller.  In  connection  with any Request for Release of a Mortgage
File because of the payment in full of a Mortgage  Loan,  such Request for Release  shall be accompanied by a certificate of satisfaction  or other similar  instrument to be executed by or on behalf of the Trustee and returned to the Servicer.

Section 2.6.      Assumption    Agreements.    In   the    event    that   any    assumption
agreement,  substitution  of liability  agreement or sale of servicing  agreement is entered into with respect to any  Mortgage  Loan subject to this  Agreement in  accordance  with the terms and  provisions of the Pooling and Servicing  Agreement,  the Servicer,  to the extent provided  in the Pooling and  Servicing  Agreement,  shall  notify the  Custodian  that such assumption or  substitution  agreement has been completed by forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related
Mortgage  File and, for all  purposes,  shall be  considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                         ARTICLE III.
                                  CONCERNING THE CUSTODIAN

Section 3.1.      Custodian  a  Bailee  and  Agent  of the  Trustee.  With  respect  to each
Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File which are delivered to the Custodian,  the Custodian is exclusively  the bailee and custodial agent of the Trustee and has no  instructions  to hold any Mortgage  Note or Mortgage for the benefit of any person other than the Trustee and the  Certificateholders  and  undertakes to perform such duties and only such duties as are  specifically set forth in this Agreement and in the
Pooling and Servicing  Agreement.  Except upon compliance with the provisions of Section 2.5 of this  Agreement,  no Mortgage  Note,  Mortgage or Mortgage File shall be delivered by the
Custodian  to the Seller,  the  Depositor or the  Servicer or  otherwise  released  from the possession of the Custodian.

Section 3.2.      Reserved.

Section 3.3.      Custodian May Own  Certificates.  The  Custodian in its  individual or any other  capacity  may become the owner or pledgee  of  Certificates  with the same  rights it would have if it were not Custodian.

Section 3.4.      Custodian's  Fees and  Expenses.  The Trustee  covenants and agrees to pay to the  Custodian  from time to time,  and the  Custodian  shall be entitled to,  reasonable compensation  for all services  rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian,  in the amount as agreed to by the Trustee and the Custodian.  The Custodian shall,  upon its request,  be reimbursed by the Trust Fund for all reasonable  expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with  any  of  the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the  expenses  and  disbursements  of its  counsel  and of all persons not regularly  in its employ),  except any such  expense,  disbursement  or advance as may arise from its  negligence or bad faith or to the extent that such cost or expense is  indemnified by the Depositor or the Trust Fund pursuant to the Pooling and Servicing Agreement.

Section 3.5.      Custodian  May Resign;  Trustee May Remove  Custodian.  The  Custodian may
resign from the  obligations  and duties  hereby  imposed  upon it as such  obligations  and duties relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such written notice of  resignation,  the Trustee shall either take custody of the Mortgage  Files itself and give prompt written notice thereof to the Depositor,  the Servicer and the Custodian, or
promptly  appoint a successor  Custodian by written  instrument,  in duplicate,  one copy of which  instrument  shall  be  delivered  to the  resigning  Custodian  and  one  copy to the successor  Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted  appointment within 30 days after the giving of such written  notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee,  at the  direction of 25% of the  Certificateholders,  shall remove the  Custodian at any time upon 60 days prior written  notice to  Custodian.  In such event, the Trustee  shall  appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor Custodian  hereunder.  Any successor  Custodian shall be a depository  institution subject to supervision  or  examination  by federal or state  authority and shall be able to satisfy the other  requirements  contained in Section 3.7 and shall be unaffiliated with the
Servicer and the Depositor.

            Any  resignation  or removal of the  Custodian  and  appointment  of a successor
Custodian  pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor  Custodian.  The Trustee shall give prompt notice to  the  Depositor  and  the  Servicer  of  the  appointment  of  any  successor  Custodian.
Notwithstanding  anything to the contrary set forth herein, no successor  Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Servicer.

Section 3.6.      Merger  or  Consolidation   of  Custodian.   Any  Person  into  which  the
Custodian  may be merged or  converted or with which it may be  consolidated,  or any Person resulting from any merger,  conversion or  consolidation  to which the Custodian  shall be a party, or any Person succeeding to the business of the Custodian,  shall be the successor of the Custodian hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7.      Representations  of the Custodian.  The Custodian  hereby  represents that it is a depository  institution  subject to supervision or examination by a federal or state authority,  has a combined  capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

Section 3.8.      Limitation on Liability.  Neither the Custodian nor any of its  directors, officers,  agents or employees,  shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection  herewith in good faith and believed  (which belief may be based  upon the  opinion  or advice of  counsel  selected  by it in the  exercise  of reasonable  care) by it or them to be within the purview of this  Agreement,  except for its or their own negligence,  lack of good faith or willful  misconduct.  The  Custodian and any director,  officer,  employee  or  agent  of the  Custodian  may  rely in good  faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting any matters arising hereunder.  In no event shall the Custodian or its directors,  officers, agents and  employees  be held liable for any  special,  indirect or  consequential  damages resulting  from any  action  taken or  omitted  to be  taken by it or them  hereunder  or in connection herewith even if advised of the possibility of such damages.

            Notwithstanding  anything  herein  to the  contrary,  the  Custodian  agrees  to indemnify the Trust Fund, the Trustee and each of their respective  officers,  directors and agents  for any and all  liabilities,  obligations,  losses,  damages,  payments,  costs  or expenses of any kind whatsoever that may be imposed on, incurred by or asserted  against the
Trustee or Trust  Fund,  due to any act or  omission by the  Custodian  with  respect to the
Mortgage  Files;  provided,  however,  that the Custodian  shall not be liable to any of the foregoing  Persons  for any amount and any  portion of any such  amount  resulting  from the willful  misfeasance,  bad  faith or  negligence  of such  Person.  The  provisions  of this
Section 3.8 shall survive the termination of this Custodial Agreement.

            The  Custodian  and its  directors,  officers,  employees  and  agents  shall be entitled to  indemnification  and  defense  from the Trust Fund for any loss,  liability  or expense incurred without negligence,  willful  misconduct,  bad faith on their part, arising out  of,  or  in  connection  with,  the  acceptance  or  administration  of  the  custodial arrangement  created  hereunder,  including  the costs and expenses of defending  themselves against any claim or liability in  connection  with the  exercise or  performance  of any of their powers or duties hereunder.

                                         ARTICLE IV.
                                  MISCELLANEOUS PROVISIONS

Section 4.1.      Notices.  All   notices,   requests,   consents   and  demands  and  other
communications  required  under  this  Agreement  or  pursuant  to any other  instrument  or document  delivered  hereunder  shall  be in  writing  and,  unless  otherwise  specifically provided,  may be delivered personally,  by telegram or telex, or by registered or certified mail,  postage  prepaid,  return  receipt  requested,  at  the  addresses  specified  on the signature  page hereof  (unless  changed by the  particular  party  whose  address is stated
herein by similar  notice in  writing),  in which case the notice  will be deemed  delivered when received.

Section 4.2.      Amendments.  No  modification  or  amendment  of  or  supplement  to  this
Agreement  shall be valid or  effective  unless  the same is in  writing  and  signed by all parties  hereto.  The Trustee  shall give prompt notice to the Custodian of any amendment or supplement  to the Pooling and Servicing  Agreement  and furnish the Custodian  with written copies thereof.

Section 4.3.      GOVERNING  LAW.  THIS  AGREEMENT  shall be governed  by, and  construed in accordance  with,  the laws of the State of New York,  without  regard to  conflict  of laws principles thereof other than Section 5-1401 of the New York General Obligations Law.

Section 4.4.      Recordation  of  Agreement.  To the extent  permitted by  applicable  law, this  Agreement  is  subject to  recordation  in all  appropriate  public  offices  for real property records in all the counties or other  comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are  situated,  and in any other  appropriate public recording  office or elsewhere,  such recordation to be effected by the Depositor and at the  Trust's  expense,  but only upon  direction  accompanied  by an  Opinion  of Counsel reasonably  satisfactory  to the  Depositor  to the effect  that the  failure to effect such
recordation   is  likely  to  materially   and   adversely   affect  the  interests  of  the
Certificateholders.

            For the purpose of  facilitating  the  recordation  of this  Agreement as herein provided  and for other  purposes,  this  Agreement  may be executed  simultaneously  in any number of counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 4.5.      Severability  of  Provisions.  If  any  one  or  more  of  the  covenants, agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS  WHEREOF,  this  Agreement  is  executed  as of the date first  above written.

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, not individually but
9062 Old Annapolis Road                 solely as Trustee
Columbia, Maryland 21045

Attention:                              By:
                  BSABS I 2004-BO1      Name:
Telecopy:                               Title:
Confirmation:
Address:                                BEAR STEARNS ASSET BACKED SECURITIES
                                        I LLC
383 Madison Avenue
New York, New York 10179
                                        By:
                                        Name: Joseph T. Jurkowski, Jr.
                                        Title:      Vice President

Address:                                EMC MORTGAGE CORPORATION

909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038                     By:
                                        Name: Sue Stepanek
                                        Title: Executive Vice President

Address:                                LASALLE BANK NATIONAL ASSOCIATION, as
                                        Custodian
2571 Busse Road, Suite 200
Elk Grove Village, IL 60007
                                        By:
                                        Name:
                                        Title:

Address:                                GMACM MORTGAGE CORPORATION, as
                                        Servicer
100 Witmer Road
Horsham, PA 19044
                                        By:
                                        Name:
                                        Title:

STATE OF MARYLAND             )
                              ) ss:
COUNTY OF HOWARD              )

            On the 26th day of  October  2004  before  me, a notary  public  in and for said
State,  personally appeared Stacey Taylor,  known to me to be an Assistant Vice President of
Wells Fargo Bank,  National  Association,  one of the  national  parties  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said party, and acknowledged to me that such party executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                          Notary Public

            [Notarial Seal]

STATE OF NEW YORK             )
                              ) ss:
COUNTY OF NEW YORK            )

            On the 26th day of  October  2004  before  me, a notary  public  in and for said
State,  personally appeared Joseph T. Jurkowski,  Jr., known to me to be a Vice President of
Bear  Stearns  Asset  Backed  Securities  I LLC,  and also  known to me to be the person who executed the within  instrument on behalf of said party,  and  acknowledged  to me that such party executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                          Notary Public

            [SEAL]

STATE OF TEXAS                )
                              ) ss:
COUNTY OF DALLAS              )

            On the 26th day of  October  2004  before  me, a notary  public  in and for said
State, personally appeared Sue Stepanek,  known to me to be a Vice President of EMC Mortgage
Corporation,  one of the parties that executed the within  instrument,  and also known to me to be the  person  who  executed  the  within  instrument  on  behalf  of  said  party,  and acknowledged to me that such party executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                          Notary Public

            [Notarial Seal]

STATE OF ILLINOIS             )
                              ) ss:
COUNTY OF COOK                )

            On the 26th day of  October  2004  before  me, a notary  public  in and for said
State, personally appeared Harry J. Cicchetti,  known to me to be a Senior Vice President of
LaSalle Bank National  Association,  one of the parties that executed the within  agreement, and also known to me to be the person who  executed  the within  agreement on behalf of said party and acknowledged to me that such party executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                          Notary Public

            [SEAL]

STATE OF PENNSYLVANIA         )
                              ) ss:
COUNTY OF MONTGOMERY          )

            On the 26th day of  October  2004  before  me, a notary  public  in and for said
State,  personally  appeared Patricia C. Taylor,  known to me to be a Vice President of GMAC
Mortgage Corporation,  one of the national parties that executed the within instrument,  and also known to me to be the person who executed it on behalf of said party,  and acknowledged to me that such party executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                          Notary Public

            [Notarial Seal]

                                        EXHIBIT ONE

                          FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                October 26, 2004

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

EMC Mortgage Corporation
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038

Attention: Bear Stearns Asset Backed Securities I LLC, Series 2004-BO1

            Re:   Custodial  Agreement,  dated as of October  26,  2004,  by and among  LaSalle Bank  National  Association,  Wells Fargo Bank,
                  National  Association,  Bear Stearns Asset Backed Securities I
                  LLC and EMC  Mortgage  Corporation  relating  to Bear  Stearns
                  Asset  Backed  Securities  I  Trust  2004-BO1,  Asset-Backed
                  Certificates, Series 2004-BO1

            Ladies and Gentlemen:

            In accordance with Section 2.3(a) of the  above-captioned  Custodial  Agreement, and subject to Section 2.02(a) of the Pooling and Servicing Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received  a Mortgage  File  (which  contains  an original  Mortgage Note or lost note  affidavit)  to the extent  required in Section 2.01 of the  Pooling  and  Servicing  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                        EXHIBIT TWO

                          FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                October 26, 2004

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

EMC Mortgage Corporation
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038

Attention: Bear Stearns Asset Backed Securities I LLC, Series 2004-BO1

            Re:   Custodial  Agreement,  dated as of October  26,  2004,  by and among  LaSalle Bank  National  Association,  Wells Fargo Bank,
                  National  Association,  Bear Stearns Asset Backed Securities I
                  LLC and EMC  Mortgage  Corporation  relating  to Bear  Stearns
                  Asset  Backed  Securities  I  Trust  2004-BO1,  Asset-Backed
                  Certificates, Series 2004-BO1

            Ladies and Gentlemen:

            In accordance  with Section 2.3(b) of the  above-captioned  Custodial  Agreement and subject to Section 2.02(a) of the Pooling and Servicing Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has received a Mortgage  File to the extent  required pursuant  to Section  2.01 of the  Pooling  and  Servicing  Agreement  with  respect to each
Mortgage  Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has  determined  that:  all required  documents have been executed and received and that such documents  related to the Mortgage  Loans  identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                       EXHIBIT THREE

                           FORM OF CUSTODIAN FINAL CERTIFICATION

                                               October 26, 2004

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

EMC Mortgage Corporation
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038

Attention: Bear Stearns Asset Backed Securities I LLC, Series 2004-BO1

            Re:   Custodial  Agreement,  dated as of October  26,  2004,  by and among  LaSalle Bank  National  Association,  Wells Fargo Bank,
                  National  Association,  Bear Stearns Asset Backed Securities I
                  LLC and EMC  Mortgage  Corporation  relating  to Bear  Stearns
                  Asset  Backed  Securities  I  Trust  2004-BO1,  Asset-Backed
                  Certificates, Series 2004-BO1

            In accordance with Section 2.3(c) of the above-captioned Custodial Agreement and,  subject to Section  2.02(b) of the Pooling and  Servicing  Agreement,  the
undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage File to the extent  required  pursuant  to Section  2.01 of the  Pooling and  Servicing  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  and it has reviewed the
Mortgage  File  and the  Mortgage  Loan  Schedule  and has  determined  that:  all  required documents  have been  executed and received and that such  documents  relate to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  with any  exceptions  listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned  Custodial Agreement or in the Pooling and Servicing
Agreement, as applicable.

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                         SCHEDULE A
                                  (Provided upon request)

                                                                                   EXHIBIT L

                               FORM OF BACK-UP CERTIFICATION

      The undersigned, a Responsible Officer of Wells Fargo Bank, National Association (the
"Trustee") certifies that:

      1.    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of October 1, 2004 (the "Agreement") by and among Bear Stearns Asset Backed Securities I
LLC (the "Depositor"), EMC Mortgage Corporation (the "Seller"), GMAC Mortgage Corporation
(the "Servicer") and the Trustee in accordance with the standards set forth therein.

      2.    Based on my knowledge, the information that is provided by the Trustee pursuant to Section 3.16 of the Agreement is accurate as of the last day of the 20___ calendar year.

      Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

      IN WITNESS THEREOF, I have duly executed this certificate as of _______________,
20___.

                                                By:___________________________
                                                Name:
                                                Title:

                                                                                   EXHIBIT M

                          FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                                          between

                                  EMC MORTGAGE CORPORATION

                                  as Mortgage Loan Seller

                                            and

                         BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                        as Purchaser

                                        Dated as of

                                      October 26, 2004

                                     TABLE OF CONTENTS

SECTION 7.    Representations and Warranties of
                 Mortgage Loan Seller Concerning the Mortgage Loans..........9
SECTION 8.    Representations and Warranties Concerning the

SECTION 17.   Representations, Warranties and Agreements to

                                  EXHIBITS AND SCHEDULE TO
                              MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   [Reserved]
Exhibit 3   Mortgage Loan Schedule Information
Exhibit 4   Mortgage Loan Seller's Information
Exhibit 5   Purchaser's Information
Exhibit 6   Schedule of Lost Notes
Exhibit 7   Standard & Poor's Appendix E to Glossary

                              MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE LOAN PURCHASE  AGREEMENT,  dated as of October 26, 2004, as amended and supplemented  by any and all amendments  hereto  (collectively,  "this  Agreement"),  by and between EMC MORTGAGE  CORPORATION,  a Delaware  corporation (the "Mortgage Loan Seller") and
BEAR  STEARNS  ASSET  BACKED  SECURITIES I LLC, a Delaware  limited  liability  company (the
"Purchaser").

            Upon the terms and subject to the  conditions  of this  Agreement,  the Mortgage
Loan Seller agrees to sell,  and the  Purchaser  agrees to purchase,  certain  conventional, closed-end,  fixed rate and adjustable rate, first and second lien mortgage loans secured by one- to four-family  residences  (collectively,  the "Mortgage  Loans") as described herein.
The  Purchaser  intends to deposit the Mortgage  Loans into a trust fund (the "Trust  Fund")
and  create  Bear   Stearns   Asset-Backed   Securities  I  Trust   2004-BO1,   Asset-Backed
Certificates,   Series  2004-BO1  (the  "Certificates"),   under  a  pooling  and  servicing
agreement, to be dated as of October 1, 2004 (the "Pooling and Servicing Agreement"),  among the  Purchaser,  as  depositor,  the  Mortgage  Loan  Seller,  as seller  and GMAC  Mortgage
Corporation,  as servicer (in that capacity,  the "Servicer") and Wells Fargo Bank, National
Association, as trustee (the "Trustee").

            The  Purchaser  has filed  with the  Securities  and  Exchange  Commission  (the
"Commission")  a  registration  statement  on Form S-3 (Number  333-113636)  relating to its
Mortgage  Pass-Through  Certificates  and the offering of certain series thereof  (including certain  classes of the  Certificates)  from time to time in accordance  with Rule 415 under the  Securities  Act of 1933, as amended,  and the rules and  regulations  of the Commission promulgated thereunder (the "Securities Act"). Such registration  statement,  when it became effective  under the Securities  Act, and the prospectus  relating to the public offering of certain classes of the  Certificates by the Purchaser (the "Public  Offering"),  as each may be amended or  supplemented  from time to time pursuant to the  Securities Act or otherwise, are referred to herein as the "Registration  Statement" and the "Prospectus,"  respectively.
The  "Prospectus  Supplement"  shall mean that  supplement,  dated  October 25, 2004, to the
Prospectus,  dated April 26, 2004,  relating to certain  classes of the  Certificates.  With respect to the Public Offering of certain classes of the Certificates,  Bear,  Stearns & Co.
Inc.  ("Bear  Stearns") and the Purchaser have entered into a terms  agreement,  dated as of
October 26, 2004,  between Bear Stearns and the  Purchaser  and an  underwriting  agreement,
dated  April  28,  2004  between  Bear  Stearns  and  the   Purchaser   (collectively,   the
"Underwriting Agreement").

            Now,  therefore,  in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1.  Definitions.  Certain terms are defined  herein.  Capitalized  terms used herein but not defined  herein  shall have the  meanings  specified  in the  Pooling and  Servicing
Agreement. The following other terms are defined as follows:

            Acquisition  Price:  Cash in an  amount  equal to  $    *
(plus $    *     in accrued interest).

--------
*     Please contact Bear Stearns for pricing information.

            Bear Stearns:  Bear, Stearns & Co. Inc.

            Closing Date:  October 26, 2004.

            Conveyed  Assets:  The Mortgage Loan Seller's  right,  title and interest in and to the  Mortgage  Loans and all  amounts  payable to the  holders of the  Mortgage  Loans in accordance  with  the  terms  thereof  and all  proceeds  of the  conversion,  voluntary  or involuntary,  of the foregoing into cash, instruments,  securities or other property, to the extent the Purchaser  would  otherwise be entitled to own such  Mortgage  Loans and proceeds pursuant to Section 4 hereof,  including all amounts,  other than investment earnings,  from time to time held or invested in any accounts  created pursuant to the Pooling and Servicing
Agreement, whether in the form of cash, instruments, securities or other property.

            Custodial  Agreement:  An  agreement,  dated as of October 26,  2004,  among the
Depositor, the Seller, the Servicer, the Trustee and the Custodian.

            Cut-off Date:  October 1, 2004.

            Cut-off Date Balance:  Shall mean $1,345,482,949.88.

            Deleted  Mortgage  Loan:  A  Mortgage  Loan  replaced  or  to be  replaced  by a
Replacement Mortgage Loan.

            Due Date: As to any Mortgage  Loan,  the date in each month on which the related
Scheduled Payment is due, as set forth in the related Mortgage Note.

            MERS: Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS®  System:  The system of recording  transfers  of Mortgages  electronically maintained by MERS.

            Moody's:  Moody's Investors Service, Inc., or its successors in interest.

            Mortgage:  The mortgage,  deed of trust or other instrument  creating a first or second lien on or first or second priority  ownership interest in an estate in fee simple in real property securing a Mortgage Note.

            Mortgage  File:  The items  referred to in Exhibit 1 pertaining  to a particular
Mortgage Loan and any additional  documents  required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

            Mortgage  Rate:  The annual rate of interest  borne by a Mortgage Note as stated
therein.

            Mortgagor:  The obligor(s) on a Mortgage Note.

            Net Mortgage  Rate: As to each  Mortgage  Loan,  and at any time,  the per annum rate  equal to the  Mortgage  Rate  less the sum of (i) the  Servicing  Fee  Rate,  (ii) the
Trustee Fee and (iii) the rate at which the LPMI Fee is calculated, if any.

            Opinion of Counsel:  A written  opinion of  counsel,  who may be counsel for the
Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

            Person: Any legal person,  including any individual,  corporation,  partnership, joint venture,  association,  joint stock company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

            Purchase  Price:  With respect to any Mortgage  Loan required to be purchased by the Mortgage Loan Seller pursuant to the applicable provisions of this Agreement,  an amount equal to the sum of (i) 100% of the principal  remaining  unpaid on such Mortgage Loan as of the date of purchase  (including  if a  foreclosure  has  already  occurred,  the  principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired),  (ii)
accrued and unpaid interest thereon at the Mortgage  Interest Rate through and including the last day of the month of purchase  and (iii) any costs and damages (if any)  incurred by the
Trust in connection with any violation of such Mortgage Loan of any  anti-predatory  lending laws.

            Rating Agencies:  Standard & Poor's and Moody's, each a "Rating Agency."

            Replacement  Mortgage Loan: A mortgage loan  substituted for a Deleted  Mortgage
Loan which must meet on the date of such substitution the requirements  stated herein and in the Pooling and Servicing Agreement;  upon such substitution,  such mortgage loan shall be a
"Mortgage Loan" hereunder.

            Securities Act:  The Securities Act of 1933, as amended.

            Standard  & Poor's:  Standard  & Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc. or its successors in interest.

            Value:  The value of the Mortgaged  Property at the time of  origination  of the related  Mortgage  Loan,  such value being the lesser of (i) the value of such  property set forth in an appraisal  accepted by the  applicable  originator  of the Mortgage Loan or (ii)
the sales price of such property at the time of origination.

SECTION 2.  Purchase  and  Sale  of  the  Mortgage  Loans  and  Related  Rights.   (a)  Upon
satisfaction  of the  conditions  set forth in Section 10 hereof,  the Mortgage  Loan Seller agrees to sell,  and the  Purchaser  agrees to purchase  Mortgage  Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

(a)   The closing for the purchase  and sale of the  Mortgage  Loans and the closing for the issuance  of the  Certificates  will take  place on the  Closing  Date at the  office of the
Purchaser's counsel in New York, New York or such other place as the parties shall agree.

(b)   Upon the  satisfaction  of the  conditions  set forth in  Section  10  hereof,  on the
Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition  Price for
the  Mortgage  Loans in  immediately  available  funds by wire  transfer to such  account or accounts as shall be designated by the Mortgage Loan Seller.

SECTION 3.  Mortgage  Loan  Schedules.  The  Mortgage  Loan Seller  agrees to provide to the
Purchaser  as of  the  date  hereof  a  preliminary  listing  of  the  Mortgage  Loans  (the
"Preliminary  Mortgage Loan Schedule")  setting forth the information listed on Exhibit 3 to this  Agreement  with respect to each of the Mortgage  Loans being sold by the Mortgage Loan
Seller.  If there are changes to the Preliminary  Mortgage Loan Schedule,  the Mortgage Loan
Seller shall provide to the  Purchaser as of the Closing Date a final  schedule (the "Final
Mortgage  Loan  Schedule")  setting  forth  the  information  listed  on  Exhibit  3 to this
Agreement  with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the  Purchaser.  The Final  Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date,  shall be attached to an amendment to this Agreement to be executed on the
Closing Date by the parties hereto and shall be in form and substance  mutually agreed to by the Mortgage Loan Seller and the  Purchaser  (the  "Amendment").  If there are no changes to the Preliminary Mortgage Loan Schedule,  the Preliminary Mortgage Loan Schedule shall be the
Final Mortgage Loan Schedule for all purposes hereof.

SECTION 4.  Mortgage Loan Transfer.

(a)   The Purchaser will be entitled to all scheduled  payments of principal and interest on the Mortgage Loans due after the Cut-off Date  (regardless  of when actually  collected) and all payments  thereof.  The Mortgage Loan Seller will be entitled to all scheduled  payments of  principal  and  interest  on the  Mortgage  Loans  due on or  before  the  Cut-off  Date
(including  payments  collected  after the  Cut-off  Date) and all  payments  thereof.  Such principal  amounts  and any  interest  thereon  belonging  to the  Mortgage  Loan  Seller as described above will not be included in the aggregate  outstanding  principal balance of the
Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

(b)   Pursuant to various  conveyancing  documents  to be  executed on the Closing  Date and pursuant to the Pooling and Servicing  Agreement,  the Purchaser  will assign on the Closing
Date all of its right,  title and interest in and to the  Mortgage  Loans to the Trustee for the benefit of the  Certificateholders.  In connection  with the transfer and  assignment of the Mortgage  Loans,  the Mortgage  Loan Seller has delivered or will deliver or cause to be delivered to the Trustee,  or the Custodian on behalf of the Trustee, by the Closing Date or such later date as is agreed to by the  Purchaser  and the Mortgage Loan Seller (each of the
Closing Date and such later date is referred to as a "Mortgage  File  Delivery  Date"),  the items of each Mortgage File, provided,  however, that in lieu of the foregoing, the Mortgage
Loan Seller may deliver the following  documents,  under the  circumstances set forth below:
(x) in lieu of the original Mortgage,  assignments to the Trustee or intervening assignments thereof  which have been  delivered,  are being  delivered or will upon receipt of recording information  relating to the  Mortgage  required to be included  thereon,  be  delivered  to recording  offices for recording and have not been returned in time to permit their delivery as  specified  above,  the  Mortgage  Loan  Seller may  deliver a true copy  thereof  with a certification  by the  Mortgage  Loan  Seller  or the  Servicer,  on the face of such  copy, substantially  as follows:  "Certified to be a true and correct copy of the original,  which has  been  transmitted  for  recording;"  (y) in lieu of the  Mortgage,  assignments  to the
Trustee or  intervening  assignments  thereof,  if the applicable  jurisdiction  retains the originals of such  documents or if the  originals  are lost (in each case, as evidenced by a certification  from the Mortgage Loan Seller or the Servicer to such  effect),  the Mortgage
Loan Seller may deliver photocopies of such documents  containing an original  certification by the judicial or other  governmental  authority of the  jurisdiction  where such documents were recorded;  and (z) in lieu of the Mortgage Notes relating to the Mortgage  Loans,  each identified  in the list  delivered  by the  Purchaser to the Trustee on the Closing Date and
attached  hereto as Exhibit 6 the Mortgage Loan Seller may deliver lost note  affidavits and indemnities of the Mortgage Loan Seller; and provided further,  however, that in the case of
Mortgage  Loans  which have been  prepaid in full  after the  Cut-off  Date and prior to the
Closing Date,  the Mortgage  Loan Seller,  in lieu of delivering  the above  documents,  may deliver to the Trustee a  certification  by the Mortgage Loan Seller or the Servicer to such effect.  The Mortgage  Loan Seller shall  deliver such  original  documents  (including  any original  documents as to which  certified  copies had  previously  been  delivered) or such certified copies to the Trustee,  or the Custodian on behalf of the Trustee,  promptly after they are  received.  The  Mortgage  Loan Seller  shall cause the  Mortgage  and  intervening assignments,  if any, and the  assignment  of the Mortgage to be recorded not later than 180 days after the Closing Date unless such  assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

(c)   In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS®
System,  the Mortgage Loan Seller  further  agrees that it will cause,  at the Mortgage Loan
Seller's own expense,  within 30 days after the Closing  Date,  the MERS® System to indicate that such  Mortgage  Loans have been  assigned by the Mortgage  Loan Seller to the Purchaser and by the  Purchaser to the Trustee in  accordance  with this  Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the  specific  Trustee  and (b) the code in the field "Pool  Field"
which  identifies  the series of the  Certificates  issued in connection  with such Mortgage
Loans.  The Mortgage  Loan Seller  further  agrees that it will not, and will not permit the
Servicer to, and the Servicer  agrees that it will not,  alter the codes  referenced in this paragraph  with  respect to any Mortgage  Loan during the term of the Pooling and  Servicing
Agreement  unless and until such Mortgage Loan is repurchased  in accordance  with the terms of the Pooling and Servicing Agreement.

(d)   The  Mortgage  Loan Seller and the  Purchaser  acknowledge  hereunder  that all of the
Mortgage Loans will  ultimately be assigned to Wells Fargo Bank,  National  Association,  as
Trustee for the benefit of the Certificateholders, on the date hereof.

SECTION 5.  Examination of Mortgage Files.

(a)   On or before the Mortgage File Delivery  Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for  examination  which may be at the offices of the Trustee or the Mortgage  Loan Seller  and/or the Mortgage  Loan  Seller's
custodian.  The fact that the  Purchaser or its agent has conducted or has failed to conduct any partial or complete  examination of the Mortgage Files shall not affect the  Purchaser's rights to  demand  cure,  repurchase,  substitution  or other  relief  as  provided  in this
Agreement.  In  furtherance  of the  foregoing,  the  Mortgage  Loan  Seller  shall make the
Mortgage  Files  available  to the  Purchaser or its agent from time to time so as to permit the  Purchaser  to confirm the  Mortgage  Loan  Seller's  compliance  with the  delivery and recordation  requirements  of this  Agreement  and the Pooling and Servicing  Agreement.  In
addition,  upon request of the Purchaser,  the Mortgage Loan Seller agrees to provide to the
Purchaser,  Bear Stearns and to any investors or prospective  investors in the  Certificates information  regarding the Mortgage  Loans and their  servicing,  to make the Mortgage Files available to the  Purchaser,  Bear Stearns and to such  investors or  prospective  investors
(which may be at the offices of the Mortgage  Loan Seller  and/or the Mortgage Loan Seller's
custodian)  and to make  available  personnel  knowledgeable  about the  Mortgage  Loans for discussions  with the Purchaser,  Bear Stearns and such investors or prospective  investors, upon reasonable  request during regular business hours,  sufficient to permit the Purchaser,
Bear Stearns and such investors or potential  investors to conduct such due diligence as any such party reasonably believes is appropriate.

(b)   Pursuant to the Pooling and Servicing  Agreement,  on the Closing Date the Trustee (or
the  Custodian  as  obligated  under  the  Custodial  Agreement)  for  the  benefit  of  the
Certificateholders  will review  items of the  Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage  Loan Seller an initial  certification  in the form attached as
Exhibit One to the Custodial Agreement.

(c)   Within 90 days of the Closing Date,  the Trustee or the Custodian on its behalf shall, in accordance  with the  provisions of Section 2.02 of the Pooling and Servicing  Agreement,
deliver to the  Mortgage  Loan Seller and the Trustee an Interim  Certification  in the form attached as Exhibit Two to the  Custodial  Agreement  to the effect that all such  documents have been  executed  and  received  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents,  instruments,  certificates or other papers to determine  that  the same are  genuine,  enforceable,  or  appropriate  for the  represented purpose  or that they have  actually  been  recorded  or that they are other  than what they purport to be on their face.

(d)   The Trustee or the  Custodian on its behalf will review the Mortgage  Files within 180 days of the Closing Date and will deliver to the Mortgage Loan Seller and the Servicer,  and if reviewed by the Custodian,  the Trustee, a final certification  substantially in the form of Exhibit Three to the Custodial  Agreement.  If the Trustee or the Custodian on its behalf is unable to deliver a final  certification  with  respect to the items  listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated,  determined on the basis of the Mortgagor name,  original  principal  balance and loan number,  to the Mortgage
Loans identified in the Final Mortgage Loan Schedule (a "Material  Defect"),  the Trustee or
the Custodian on its behalf shall notify the Mortgage  Loan Seller of such Material  Defect.
The Mortgage Loan Seller shall correct or cure any such Material  Defect within 90 days from the date of notice from the Trustee,  the  Depositor or the Servicer of the Material  Defect
and if the Mortgage  Loan Seller does not correct or cure such  Material  Defect within such
period  and  such  defect   materially   and   adversely   affects  the   interests  of  the
Certificateholders  in the  related  Mortgage  Loan,  the  Mortgage  Loan  Seller  will,  in accordance  with the terms of the Pooling  and  Servicing  Agreement,  within 90 days of the date of notice,  provide the Trustee with a  Replacement  Mortgage Loan (if within two years of the  Closing  Date) or purchase  the related  Mortgage  Loan at the  applicable  Purchase
Price;  provided,  however,  that if such  defect  relates  solely to the  inability  of the
Mortgage Loan Seller to deliver the original security instrument or intervening  assignments thereof,  or a certified copy because the originals of such documents,  or a certified copy, have not been returned by the  applicable  jurisdiction,  the Mortgage Loan Seller shall not be required  to purchase  such  Mortgage  Loan if the  Mortgage  Loan Seller  delivers  such original  documents or certified copy promptly upon receipt,  but in no event later than 360 days after the Closing Date.  The  foregoing  repurchase  obligation  shall not apply in the event that the Mortgage  Loan Seller  cannot  deliver such  original or copy of any document submitted for recording to the appropriate  recording office in the applicable  jurisdiction because such document has not been returned by such office;  provided that the Mortgage Loan
Seller  shall  instead  deliver a  recording  receipt of such  recording  office or, if such receipt is not  available,  a  certificate  of Mortgage  Loan Seller or a Servicing  Officer
confirming  that such  documents  have been  accepted  for  recording,  and  delivery to the
Trustee  shall be effected by the Mortgage  Loan Seller within thirty days of its receipt of the original recorded document.

(e)   At the time of any  substitution,  the Mortgage  Loan Seller shall deliver or cause to be  delivered  the  Replacement  Mortgage  Loan,  the  related  Mortgage  File and any other documents and payments  required to be delivered in connection with a substitution  pursuant to the Pooling and Servicing  Agreement.  At the time of any purchase or  substitution,  the
Trustee  shall (i) assign the selected  Mortgage  Loan to the Mortgage Loan Seller and shall release or cause the Custodian to release the documents (including,  but not limited to, the
Mortgage,  Mortgage Note and other  contents of the Mortgage  File) in the possession of the
Trustee or the  Custodian,  as  applicable  relating to the Deleted  Mortgage  Loan and (ii)
execute and  deliver  such  instruments  of transfer  or  assignment,  in each case  without recourse,  as shall be necessary  to vest in the Mortgage  Loan Seller title to such Deleted
Mortgage Loan.

SECTION 6.  Recordation of Assignments of Mortgage.

(a)   The Mortgage Loan Seller will,  promptly  after the Closing Date,  cause each Mortgage and each  assignment  of Mortgage  from the  Mortgage  Loan Seller to the  Trustee,  and all unrecorded  intervening  assignments,  if any, delivered on or prior to the Closing Date, to be recorded  in all  recording  offices in the  jurisdictions  where the  related  Mortgaged
Properties  are located;  provided,  however,  the Mortgage Loan Seller need not cause to be recorded any  assignment  which  relates to a Mortgage  Loan that is a MOM Loan or for which the related  Mortgaged  Property is located in any jurisdiction  under the laws of which, as evidenced by an Opinion of Counsel  delivered by the Mortgage Loan Seller to the Trustee and the Rating  Agencies,  the  recordation  of such  assignment is not necessary to protect the
Trustee's  interest in the related Mortgage Loan;  provided,  however,  notwithstanding  the delivery of any Opinion of Counsel,  each  assignment  of Mortgage  shall be  submitted  for recording by the Mortgage Loan Seller in the manner  described  above,  at no expense to the
Trust  Fund or  Trustee,  upon the  earliest  to occur of (i)  reasonable  direction  by the
Holders of Certificates  evidencing  Percentage  Interests  aggregating not less than 25% of the  Trust,  (ii)  the  occurrence  of an  Event  of  Default,  (iii)  the  occurrence  of a bankruptcy,  insolvency  or  foreclosure  relating to the  Mortgage  Loan  Seller  under the
Pooling  and  Servicing  Agreement,  (iv)  the  occurrence  of a  servicing  transfer  or an assignment  of the  servicing  as  described  in Section  7.07 of the Pooling and  Servicing
Agreement  or (iv) with  respect to any one  assignment  of Mortgage,  the  occurrence  of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

            While each such  Mortgage or  assignment is being  recorded,  if necessary,  the
Mortgage  Loan Seller  shall leave or cause to be left with the Trustee or the  Custodian on its behalf a certified  copy of such Mortgage or assignment.  In the event that,  within 180 days of the Closing  Date,  the Trustee has not been  provided with an Opinion of Counsel as described  above or received  evidence  of  recording  with  respect to each  Mortgage  Loan delivered  to the  Purchaser  pursuant  to the terms  hereof  or as set forth  above and the related  Mortgage  Loan is not a MOM Loan,  the failure to provide  evidence of recording or such  Opinion of Counsel  shall be  considered  a Material  Defect,  and the  provisions  of
Section 5(c) and (d) shall apply.  All  customary  recording  fees and  reasonable  expenses relating to the  recordation of the assignments of mortgage to the Trustee or the Opinion of
Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

(b)   It is the express  intent of the parties  hereto that the  conveyance  of the Mortgage
Loans by the Mortgage Loan Seller to the Purchaser,  as  contemplated  by this Agreement be, and be treated as, a sale.  It is,  further,  not the  intention  of the  parties  that such conveyance  be deemed a pledge of the  Mortgage  Loans by the  Mortgage  Loan  Seller to the
Purchaser to secure a debt or other obligation of the Mortgage Loan Seller.  However, in the event that,  notwithstanding  the intent of the parties,  the  Mortgage  Loans are held by a court to continue to be property of the Mortgage Loan Seller,  then (a) this Agreement shall also be deemed to be a  security  agreement  within the  meaning of  Articles 8 and 9 of the applicable  Uniform  Commercial  Code;  (b) the transfer of the Mortgage  Loans provided for herein  shall be deemed to be a grant by the  Mortgage  Loan  Seller to the  Purchaser  of a security interest in all of the Conveyed Assets;  (c) the possession by the Purchaser or the
Trustee (or the Custodian on its behalf) of Mortgage  Notes and such other items of property as constitute  instruments,  money, negotiable documents or chattel paper shall be deemed to be  "possession  by the secured  party" for purposes of  perfecting  the  security  interest pursuant to Section 9-313 (or  comparable  provision) of the applicable  Uniform  Commercial
Code; and (d) notifications to persons holding such property, and acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts  or  confirmations  from,  financial  intermediaries,  bailees or agents (as  applicable)  of the  Purchaser  for the  purpose  of  perfecting  such  security interest under  applicable law. Any assignment of the interest of the Purchaser  pursuant to any  provision  hereof or  pursuant to the Pooling  and  Servicing  Agreement  shall also be deemed to be an  assignment  of any security  interest  created  hereby.  The Mortgage  Loan
Seller and the Purchaser  shall, to the extent  consistent  with this  Agreement,  take such actions as may be  reasonably  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans, such security interest would be deemed to be a  perfected  security  interest  of  first  priority  under  applicable  law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

SECTION 7.  Representations  and Warranties of Mortgage Loan Seller Concerning the Mortgage
Loans.  The Mortgage Loan Seller hereby  represents  and warrants to the Purchaser as of the
Closing  Date or such other date as may be  specified  below with  respect to each  Mortgage
Loan being sold by it:

(a)   The  information  set forth in the  Mortgage  Loan  Schedule  on the  Closing  Date is
complete, true and correct.

(b)   All  payments  required  to be made  prior to the  Cut-off  Date with  respect to each
Mortgage  Loan have been made and no Mortgage  Loan is  delinquent  thirty one or more days;
and the Mortgage  Loan Seller has not  advanced  funds,  or induced,  solicited or knowingly received  any advance of funds from a party other than the owner of the  Mortgaged  Property subject to the  Mortgage,  directly or  indirectly,  for the payment of any amount  required under any Mortgage Loan.
(c)   Except with respect to taxes,  insurance  and other amounts  previously  advanced by a prior  servicer  with respect to any Mortgage  Loan,  there are no delinquent  taxes,  water charges,  sewer  rents,  assessments,  insurance  premiums,  leasehold  payments,  including assessments  payable in future  installments,  or other  outstanding  charges  affecting the related Mortgaged Property.

(d)   The  terms of the  Mortgage  Note and the  Mortgage  have not been  impaired,  waived, altered or modified in any respect,  except by written  instruments which in the case of the
Mortgage  Loans are in the Mortgage File and have been or will be recorded,  if necessary to protect  the  interests  of the  Trustee,  and which have been or will be  delivered  to the
Trustee,  all  in  accordance  with  this  Agreement.  The  substance  of any  such  waiver, alteration or  modification  has been approved by the title insurer,  to the extent required by the related  policy.  No  Mortgagor  has been  released,  in whole or in part,  except in connection  with an  assumption  agreement  approved  by the title  insurer,  to the  extent required by the policy, and which assumption  agreement in the case of the Mortgage Loans is part of the Mortgage File.

(e)   The  Mortgage  Note and the  Mortgage  are not  subject  to any  right of  rescission, set-off,  counterclaim or defense, including the defense of usury, nor will the operation of any of the  terms of the  Mortgage  Note and the  Mortgage,  or the  exercise  of any  right thereunder, render the Mortgage unenforceable,  in whole or in part, or subject to any right of rescission,  set-off, counterclaim or defense, including the defense of usury and no such right of  rescission,  set-off,  counterclaim  or defense  has been  asserted  with  respect thereto.

(f)   All buildings  upon, or comprising  part of, the Mortgaged  Property are insured by an insurer  acceptable to Fannie Mae and Freddie Mac against loss by fire,  hazards of extended coverage and such other hazards as are  customary in the area where the  Mortgaged  Property is located,  and such  insurer is  licensed to do business in the state where the  Mortgaged
Property is located.  All such insurance policies contain a standard mortgagee clause naming the  originator,  its  successors  and assigns as  mortgagee  and  Mortgage  Loan Seller has received no notice that all premiums  thereon have not been paid. If upon origination of the
Mortgage  Loan,  the Mortgaged  Property was, or was  subsequently  deemed to be, in an area identified  in the Federal  Register by the Federal  Emergency  Management  Agency as having special flood  hazards (and such flood  insurance  has been made  available),  which require under  applicable law that a flood insurance  policy meeting the requirements of the current guidelines of the Federal Insurance  Administration  (or any successor thereto) be obtained, such  flood  insurance  policy is in effect  which  policy  is with a  generally  acceptable carrier  in an  amount  representing  coverage  not less  than the  least of (A) the  Stated
Principal  Balance  of the  related  Mortgage  Loan,  (B) the  minimum  amount  required  to compensate  for damage or loss on a  replacement  cost basis,  or (C) the maximum  amount of insurance that is available  under the Flood  Disaster  Protection Act of 1973. The Mortgage
obligates the Mortgagor  thereunder to maintain all such insurance at  Mortgagor's  cost and expense and, on the Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to maintain  such  insurance  at  Mortgagor's  cost and  expense  and to  obtain  reimbursement therefor from the Mortgagor.

(g)   Any and all  requirements  of any  federal,  state or  local  law  including,  without limitation,  usury, truth in lending, real estate settlement procedures including,  the Real
Estate  Settlement  Procedures Act of 1974, as amended,  consumer credit  protection,  equal credit  opportunity,  disclosure  and  reporting  laws and all  anti-predatory  lending laws applicable to the Mortgage Loan have been complied with in all material respects.

(h)   The Mortgage has not been satisfied,  canceled,  subordinated,  or rescinded, in whole or in part, and the Mortgaged  Property has not been released from the lien of the Mortgage, in whole or in part,  nor has any  instrument  been  executed  that  would  effect  any such release, cancellation, subordination or rescission.

(i)   The  Mortgage  is a  valid,  existing  and  enforceable  first or  second  lien on the
Mortgaged Property,  including all improvements on the Mortgaged  Property,  if any, subject only  to (1) the  lien of  current  real  property  taxes  and  assessments  not yet due and payable,  (2) covenants,  conditions and  restrictions,  rights of way,  easements and other matters  of the public  record as of the date of  recording  being  acceptable  to  mortgage lending institutions  generally and specifically referred to in the lender's title insurance policy  delivered to the  originator of the Mortgage Loan and which do not adversely  affect the  Appraised  Value  of the  Mortgaged  Property  and (3)  other  matters  to  which  like properties are commonly  subject which do not materially  interfere with the benefits of the security  intended to be provided by the  Mortgage.  The Mortgage Loan Seller has full right to sell and assign the Mortgage to the Purchaser.

(j)   The Mortgage  Note and the related  Mortgage are genuine and each is the legal,  valid and binding  obligation of the maker  thereof,  enforceable  in  accordance  with its terms,
except  as  the  enforceability  thereof  may  be  limited  by  bankruptcy,   insolvency  or
reorganization or general principles of equity.

(k)   All parties to the  Mortgage  Note and the  Mortgage  had the legal  capacity to enter into the Mortgage  Loan  transaction  and to execute and deliver the  Mortgage  Note and the
Mortgage,  and the Mortgage  Note and the Mortgage  have been duly and properly  executed by such parties.

(l)   The  proceeds  of the  Mortgage  Loan  have  been  fully  disbursed  and  there  is no requirement for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvement  and as to  disbursements  of any escrow funds therefor have been  complied  with.  All costs,  fees and expenses  incurred in making or closing the
Mortgage  Loan and the  recording  of the  Mortgage  were  paid,  and the  Mortgagor  is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(m)   Immediately  prior to the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the  Purchaser  hereunder,  the Mortgage Loan Seller was the sole owner and holder of the
Mortgage Loan;  the related  Originator or the Mortgage Loan Seller was the custodian of the related  escrow  account,  if  applicable;  the Mortgage  Loan had neither been assigned nor pledged,  and the Mortgage Loan Seller had good and marketable  title thereto,  and had full right to  transfer  and sell the  Mortgage  Loan and the  related  servicing  rights  to the
Purchaser  free  and  clear of any  encumbrance,  equity,  lien,  pledge,  charge,  claim or security  interest  subject to the  applicable  servicing  agreement  and had full right and authority  subject to no interest or  participation  of, or agreement with, any other party, to sell and  assign the  Mortgage  Loan and the  related  servicing  rights,  subject to the applicable servicing agreement, to the Purchaser pursuant to the terms of this Agreement.

(n)   All  parties  which have had any  interest  in the  Mortgage,  whether  as  mortgagee, assignee,  pledgee or otherwise,  are (or, during the period in which they held and disposed
of  such  interest,   were)  (1)  in  compliance  with  any  and  all  applicable  licensing requirements  of the laws of the state  wherein the Mortgaged  Property is located,  and (2)
organized  under the laws of such state,  qualified to do business in such state,  a federal savings and loan association or national bank having principal  offices in such state or not deemed to be doing business in such state under applicable law.

(o)   The Mortgage Loan is covered by an ALTA lender's title insurance  policy or equivalent form  acceptable  to the  Department  of Housing  and Urban  Development,  or any  successor thereto,  and qualified to do business in the jurisdiction  where the Mortgaged  Property is located,  insuring  (subject to the  exceptions  contained in clause (i) above) the Mortgage
Loan Seller (as  assignee),  its successors and assigns as to the first priority lien of the
Mortgage in the original principal amount of the Mortgage Loan. Additionally,  such lender's title insurance policy affirmatively  insures ingress and egress, and against  encroachments by or upon the  Mortgaged  Property or any interest  therein.  With respect to each Mortgage
Loan,  the Mortgage  Loan Seller (as  assignee) is the sole insured of such  lender's  title insurance  policy,  and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's  title  insurance  policy,  and no prior holder of the related  Mortgage,  including  the Mortgage  Loan Seller,  has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

(p)   Except as provided in clause (b),  immediately prior to the Cut-off Date, there was no default,  breach,  violation  or event of  acceleration  existing  under the Mortgage or the
Mortgage Note and there was no event which,  with the passage of time or with notice and the expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of  acceleration,  and the Mortgage  Loan Seller has not waived any  default,  breach, violation or event of acceleration.

(q)   There are no  mechanics'  or similar  liens or claims  which have been filed for work, labor or  material  (and no rights  are  outstanding  that under law could give rise to such lien) affecting the related  Mortgaged  Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

(r)   At the  time  of  origination,  each  Mortgaged  Property  was the  subject  of a full appraisal  which  conformed  to  the  underwriting  requirements  of the  originator  of the
Mortgage Loan. All  improvements  which were  considered in any appraisal  which was used in determining  the  Appraised  Value of the related  Mortgaged  Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property,  and no improvements on adjoining properties encroach upon the Mortgaged Property.

(s)   The  origination,  servicing and  collection  practices  with respect to each Mortgage
Note and Mortgage  including,  the  establishment,  maintenance  and servicing of the escrow accounts  and  escrow  payments,  if any,  since  origination,  have been  conducted  in all respects  in  accordance  with  the  terms  of  Mortgage  Note  and in  compliance  with all applicable laws and regulations and, unless otherwise  required by law or Fannie Mae/Freddie
Mac  standards,  in  accordance  with the proper,  prudent and  customary  practices  in the mortgage origination and servicing business.  With respect to the escrow accounts and escrow payments,  if any, and a Mortgage Loan all such payments are in the  possession or under the control of the Mortgage Loan Seller  (including  pursuant to a  Subservicing  Agreement) and there exists no deficiencies in connection  therewith for which customary  arrangements  for repayment  thereof have not been made.  Any interest  required to be paid  pursuant to state and local law has been properly paid and credited.

(t)   The  Mortgaged  Property  is free  of  material  damage  and  waste  and  there  is no proceeding pending for the total or partial condemnation thereof.

(u)   The Mortgage  contains  customary and enforceable  provisions to render the rights and remedies of the holder thereof adequate for the realization  against the Mortgaged  Property of the benefits of the security intended to be provided thereby,  including, (1) in the case of a Mortgage  designated  as a deed of trust,  by  trustee's  sale,  and (2)  otherwise  by judicial  foreclosure.  There is no other  exemption  available to the Mortgagor which would interfere with the right to sell the Mortgaged  Property at a trustee's sale or the right to foreclose  the  Mortgage.  The  Mortgagor  has not notified the Mortgage Loan Seller and the
Mortgage  Loan Seller has no knowledge of any relief  requested or allowed to the  Mortgagor under the Servicemembers Civil Relief Act.

(v)   The Mortgage  Note is not and has not been secured by any  collateral  except the lien of the applicable Mortgage.

(w)   [Reserved]

(x)   In the event the  Mortgage  constitutes  a deed of trust,  a trustee,  duly  qualified under applicable law to serve as such, has been properly  designated and currently so serves and is named in the  Mortgage,  and no fees or expenses  are or will  become  payable by the
Certificateholders  to the  trustee  under the deed of trust,  except in  connection  with a trustee's sale after default by the Mortgagor.

(y)   No Mortgage Loan contains a permanent or temporary "buydown"  provision.  The Mortgage
Loan is not a graduated payment mortgage loan.

(z)   The Mortgagor has received all  disclosure  materials  required by applicable law with respect to the making of the Mortgage Loan.

(aa)  No Mortgage Loan was made in connection with the construction or  rehabilitation  of a
Mortgaged Property.

(bb)  To the best of Mortgage Loan Seller's  knowledge,  the Mortgaged  Property is lawfully occupied under applicable law and all inspections,  licenses and certificates required to be made or issued with respect to all occupied  portions of the  Mortgaged  Property  and, with respect to the use and occupancy of the same,  including but not limited to  certificates of occupancy, have been made or obtained from the appropriate authorities.

(cc)  The  assignment of Mortgage with respect to a Mortgage Loan is in recordable  form and is  acceptable  for  recording  under the laws of the  jurisdiction  in which the  Mortgaged
Property is located.

(dd)  The Mortgaged  Property consists of a single parcel of real property with or without a detached single family residence  erected thereon,  or an individual  condominium unit, or a
2-4 family  dwelling,  or an  individual  unit in a planned unit  development  as defined by
Fannie Mae or a townhouse,  each structure of which is permanently  affixed to the Mortgaged
Property, and is legally classified as real estate.

(ee)  Each  Mortgage  Loan  at the  time of  origination  was  underwritten  in  general  in accordance with guidelines not inconsistent  with the guidelines set forth in the Prospectus
Supplement and generally accepted credit underwriting guidelines.

(ff)  No error, omission,  misrepresentation,  fraud or similar occurrence with respect to a
Mortgage  Loan has  taken  place on the part of the  Mortgage  Loan  Seller  or the  related
Originator.

(gg)  None of the Mortgage  Loans are (a) loans  subject to 12 CFR Part 226.31,  12 CFR Part
226.32 or 12 CFR Part  226.34 of  Regulation  Z, the  regulation  implementing  TILA,  which implements the Home Ownership and Equity  Protection Act of 1994 ("HOEPA") or (b) classified and/or  defined  as a "high  cost  home  loan"  under  any  federal,  state,  or local  law, including, but not limited to, the States of Georgia or North Carolina.

(hh)  None of the Mortgage Loans  originated on or after October 1, 2002 and before March 7,
2003 was secured by property located in the State of Georgia.

(ii)  All points and fees  related  to each Group II Loan were  disclosed  in writing to the mortgagor in accordance  with  applicable  state and federal law and  regulation.  Except in the case of a Group II Loan in an  original  principal  amount  of less than  $60,000  which would have resulted in an  unprofitable  origination,  no mortgagor was charged  "points and fees"  (whether or not  financed) in an amount  greater than 5% of the  principal  amount of
such  loan  and  such  5%  limitation   is  calculated  in  accordance   with  Fannie  Mae's
anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

(jj)  None of the  Mortgage  Loans  that are  secured  by  property  located in the State of
Illinois are in violation of the provisions of the Illinois Interest Act.

(kk)  All  fees and  charges  (including  finance  charges)  and  whether  or not  financed, assessed,  collected or to be collected in connection  with the origination and servicing of each  Group II Loan has been  disclosed  in  writing  to the  borrower  in  accordance  with applicable state and federal law and regulation.

(ll)  No Group II Loan is a subsection  10 mortgage  under the Oklahoma  Home  Ownership and
Equity Protection Act.

(mm)  No borrower was  encouraged  or required to select a Group II Loan product  offered by
Encore or People's  Choice,  which is a higher cost product  designed for less  creditworthy borrowers,  unless at the time of the Group II Loan's  origination,  such  borrower  did not qualify  taking into  account  credit  history and  debt-to-income  ratios for a  lower-cost credit  product  then  offered by Encore or People's  Choice or any  affiliate  of Encore or
People's Choice.  If, at the time of loan  application,  the borrower may have qualified for a lower-cost  credit  product then  offered by any mortgage  lending  affiliate of Encore or
Peoples's  Choice,  Encore  or  People's  Choice,  respectively,   referred  the  borrower's
application to such affiliate for underwriting consideration.

(nn)  The methodology  used in  underwriting  the extension of credit for each Group II Loan employs objective  mathematical  principles which relate the borrower's  income,  assets and liabilities to the proposed payment and such  underwriting  methodology does not rely on the extent of the  borrower's  equity in the collateral as the principal  determining  factor in approving such credit extension.  Such underwriting  methodology  confirmed that at the time of origination  (application/approval)  the borrower had a reasonable ability to make timely payments of the Group II Loan.

(oo)  With respect to any Group II Loan that contains a provision  permitting  imposition of a premium upon a  prepayment  prior to maturity;  (i) prior to the loan's  origination,  the borrower  agreed to such  premium in  exchange  for a monetary  benefit,  including  but not limited to a rate or fee  reduction and (ii) prior to the loan's  origination,  the borrower was offered the option of obtaining a mortgage  loan that did not require  payment of such a premium.

(pp)  No borrower was required to purchase any credit life,  disability,  accident or health insurance  product as a  condition  of  obtaining  the  extensions  of credit.  No  borrower obtained a prepaid  single-premium  credit life,  disability,  accident or health  insurance policy in connection  with the origination of a Group II Loan; No proceeds from any Group II
Loan  were  used  to  purchase  single  premium  credit  insurance  policies  as part of the origination of, or as a condition to closing, such Group II Loan.

(qq)  None of the  Mortgage  Loans  secured  by  property  in the  state of New  Jersey  are considered  "high-cost  home loans"  under the New Jersey  Home  Ownership  Security  Act of
2002.  None of the Mortgage  Loans that are non- purchase money loans secured by property in the state of New  Jersey are  considered  "covered  home  loans"  under the New Jersey  Home
Ownership Security Act of 2002.

(rr)  None of the Mortgage Loans contains  provisions pursuant to which monthly payments are
(a) paid or partially paid with funds deposited in any separate  account  established by the
Mortgage Loan Seller, the mortgagor,  or anyone on behalf of the mortgagor,  (b) paid by any source  other than the  mortgagor or (c) contains  any other  similar  provisions  which may constitute  a  "buydown"  provision.  None of the  Mortgage  Loans  is a  graduated  payment mortgage loan and no Mortgage Loan has a shared  appreciation or other  contingent  interest feature;

(ss)  Each  Mortgage  Loan that  contains a provision  for the  assumption  substitution  of liability,  pursuant to which the original  mortgagor is released from liability and another person is substituted as the mortgagor and becomes liable under the Mortgage Note,  shall be effective  only if such  person  satisfies  the  then  current  underwriting  practices  and procedures  of  prudent  mortgage  lenders  in a state in which the  mortgaged  property  is located.

(tt)  The Mortgaged  Property and all  improvements  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances.

(uu)  Each  Mortgage is a valid and  enforceable  first lien on the  property  securing  the related  Mortgage Note and each  Mortgaged  Property is owned by the Mortgagor in fee simple
(except with respect to common areas in the case of condominiums,  PUDs and de minimis PUDs)
or by  leasehold  for a term longer than the term of the related  Mortgage,  subject only to
(i) the lien of current real property taxes and assessments, (ii) covenants,  conditions and restrictions,  rights of way, easements and other matters of public record as of the date of
recording  of  such  Mortgage,   such  exceptions   being  acceptable  to  mortgage  lending
institutions  generally or  specifically  reflected in the appraisal  obtained in connection with the  origination  of the related  Mortgage  Loan or referred to in the  lender's  title insurance  policy  delivered to the originator of the related  Mortgage Loan and (iii) other matters to which like  properties  are commonly  subject which do not  materially  interfere with the benefits of the security  intended to be provided by such Mortgage;  Appraisal Form
1004 or Form  2055  with an  interior  inspection  for first  lien  Mortgage  Loans has been obtained.  Form 704, 2065 or 2055 with an exterior only  inspection for junior lien Mortgage
Loans has been obtained.

(vv)  Each  Prepayment  Charge is  enforceable  and was  originated in  compliance  with all applicable federal, state and local laws.

(ww)  With respect to any Mortgage Loan that contains a provision  permitting  imposition of a premium upon a prepayment  prior to maturity,  the prepayment  premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

(xx)  No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in  Appendix E of the  Standard & Poor's  Glossary  For File Format For LEVELS®
Version 5.6 Revised attached hereto as Exhibit 7).

            It is understood  and agreed that the  representations  and warranties set forth in this Section 7 will inure to the benefit of the  Purchaser,  its  successors and assigns, notwithstanding any restrictive or qualified  endorsement on any Mortgage Note or assignment of Mortgage or the  examination of any Mortgage File. Upon any  substitution  for a Mortgage
Loan, the  representations  and warranties set forth above shall be deemed to be made by the
Mortgage Loan Seller as to any Replacement Mortgage Loan as of the date of substitution.

            Upon  discovery or receipt of notice by the Mortgage Loan Seller,  the Purchaser or the Trustee of a breach of any  representation  or warranty of the  Mortgage  Loan Seller set  forth in this  Section  7 which  materially  and  adversely  affects  the  value of the interests of the  Purchaser,  the  Certificateholders  or the Trustee in any of the Mortgage
Loans  delivered to the  Purchaser  pursuant to this  Agreement,  the party  discovering  or receiving  notice of such breach  shall give  prompt  written  notice to the  others.  It is understood and agreed that a breach of any one of the  representations  contained in clauses
(gg) and (hh) above will be deemed to  materially  adversely  affect  the  interests  of the
Certificateholders.  In the case of any such  breach of a  representation  or  warranty  set forth in this  Section 7, within 90 days from the date of  discovery  by the  Mortgage  Loan
Seller,  or the date the  Mortgage  Loan  Seller is  notified  by the party  discovering  or receiving notice of such breach  (whichever  occurs earlier),  the Mortgage Loan Seller will
(i) cure such breach in all material  respects,  (ii) purchase the affected Mortgage Loan at the applicable  Purchase Price or (iii) if within two years of the Closing Date,  substitute a qualifying  Replacement  Mortgage Loan in exchange for such Mortgage Loan;  provided that,
(A) in the case of a breach of the representation and warranty  concerning the Mortgage Loan
Schedule  contained  in clause (a) of this Section 7, if such breach is material and relates to any field on the Mortgage Loan Schedule which identifies any Prepayment  Charge or (B) in the case of a breach of the  representation  contained  in clause  (vv) of this  Section  7, then,  in each case,  in lieu of  purchasing  such  Mortgage Loan from the Trust Fund at the
Purchase Price, the Mortgage Loan Seller shall pay the amount of the Prepayment  Charge (net of any  amount  previously  collected  by or  paid to the  Trust  Fund  in  respect  of such
Prepayment Charge) from its own funds and without reimbursement  therefor,  and the Mortgage
Loan Seller shall have no obligation to  repurchase  or substitute  for such Mortgage  Loan.
The  obligations  of the Mortgage  Loan Seller to cure,  purchase or substitute a qualifying
Replacement  Mortgage  Loan  shall  constitute  the  Purchaser's,   the  Trustee's  and  the
Certificateholder's  sole and exclusive remedy under this Agreement or otherwise  respecting a breach of  representations  or warranties  hereunder  with respect to the Mortgage  Loans, except for the  obligation  of the Mortgage  Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof.

            Any cause of action  against the Mortgage  Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any  representations  and warranties  made in this  Section 7 shall accrue as to any  Mortgage  Loan upon (i)  discovery of such breach by the Mortgage  Loan Seller or notice  thereof by the party  discovering  such breach and (ii)
failure by the Mortgage  Loan Seller to cure such breach,  purchase  such  Mortgage  Loan or substitute a qualifying Replacement Mortgage Loan pursuant to the terms hereof.

SECTION 8.  Representations  and Warranties  Concerning the Mortgage Loan Seller.  As of the
date hereof and as of the Closing Date, the Mortgage Loan Seller  represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

(a)   the Mortgage Loan Seller (i) is a corporation duly organized,  validly existing and in good  standing  under the laws of the State of Delaware  and (ii) is  qualified  and in good standing to do business in each jurisdiction where such  qualification is necessary,  except where the failure so to qualify would not reasonably be expected to have a material  adverse effect on the Mortgage  Loan  Seller's  business as  presently  conducted or on the Mortgage
Loan  Seller's  ability to enter into this  Agreement  and to  consummate  the  transactions contemplated hereby;

(b)   the Mortgage Loan Seller has full power to own its property,  to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c)   the  execution  and delivery by the Mortgage  Loan Seller of this  Agreement  has been duly  authorized  by all  necessary  action on the part of the  Mortgage  Loan  Seller;  and neither  the  execution  and  delivery  of  this  Agreement,  nor  the  consummation  of the transactions  herein  contemplated,  nor compliance  with the provisions  hereof or thereof, will  conflict  with or result in a breach of, or  constitute  a default  under,  any of the provisions of any law, governmental rule, regulation,  judgment,  decree or order binding on the Mortgage  Loan Seller or its  properties  or the charter or by-laws of the Mortgage Loan
Seller, except those conflicts,  breaches or defaults which would not reasonably be expected to have a material  adverse effect on the Mortgage Loan Seller's  ability to enter into this
Agreement and to consummate the transactions contemplated hereby or thereby;

(d)   the execution,  delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions  contemplated  hereby or thereby do not require the consent or approval  of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect  of, any state,  federal  or other  governmental  authority  or agency, except those consents,  approvals,  notices,  registrations or other actions as have already  been  obtained,  given or made  and,  in  connection  with the  recordation  of the
Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(e)   this  Agreement  has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization,  execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Mortgage Loan Seller  enforceable  against it in accordance  with its terms (subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

(f)   there  are no  actions,  suits or  proceedings  pending  or, to the  knowledge  of the
Mortgage Loan Seller,  threatened against the Mortgage Loan Seller,  before or by any court, administrative  agency,  arbitrator  or  governmental  body (i) with  respect  to any of the transactions  contemplated  by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage  Loan Seller could  reasonably  be expected to be determined adversely  to the Mortgage  Loan Seller and if  determined  adversely  to the Mortgage  Loan
Seller  materially  and adversely  affect the Mortgage Loan Seller's  ability to perform its obligations  under this  Agreement;  and the  Mortgage  Loan  Seller is not in default  with respect to any order of any court,  administrative  agency,  arbitrator or governmental body so as to materially and adversely  affect the  transactions  contemplated by this Agreement;
and

(g)   the Mortgage Loan Seller's  Information  (as defined in Section 13(a) hereof) does not include any untrue  statement of a material fact or omit to state a material fact  necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading.

SECTION 9.  Representations and Warranties  Concerning the Purchaser.  As of the date hereof and as of the Closing  Date,  the  Purchaser  represents  and warrants to the Mortgage  Loan
Seller as follows:

(a)   the Purchaser (i) is a limited liability company duly organized,  validly existing and in good  standing  under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such  qualification is necessary,  except where the failure so to qualify would not reasonably be expected to have a material  adverse effect on the Purchaser's  business as presently  conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(b)   the  Purchaser  has full  power to own its  property,  to  carry  on its  business  as presently conducted and to enter into and perform its obligations under this Agreement;

(c)   the  execution  and  delivery  by the  Purchaser  of  this  Agreement  has  been  duly authorized by all necessary  action on the part of the Purchaser;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions  herein or therein contemplated,  nor compliance with the provisions  hereof or thereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions  of any law, governmental  rule,  regulation,  judgment,  decree or order binding on the Purchaser or its properties or the  certificate of formation or limited  liability  company  agreement of the
Purchaser,  except  those  conflicts,  breaches or defaults  which would not  reasonably  be expected to have a material  adverse  effect on the  Purchaser's  ability to enter into this
Agreement and to consummate the transactions contemplated hereby;

(d)   the  execution,  delivery and  performance  by the Purchaser of this Agreement and the consummation of the transactions  contemplated  hereby or thereby do not require the consent or approval of, the giving of notice to, the  registration  with, or the taking of any other action in respect of, any state, federal or other governmental  authority or agency,  except those  consents,  approvals,  notices,  registrations  or other actions as have already been obtained, given or made;

(e)   this  Agreement has been duly executed and  delivered by the Purchaser  and,  assuming due authorization,  execution and delivery by the Mortgage Loan Seller,  constitutes a valid and binding obligation of the Purchaser  enforceable against it in accordance with its terms
(subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

(f)   there  are no  actions,  suits or  proceedings  pending  or, to the  knowledge  of the
Purchaser,  threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions  contemplated by this  Agreement  or (ii) with  respect  to any other  matter  which in the  judgment  of the
Purchaser  could  reasonably be expected to be determined  adversely to the Purchaser and if determined  adversely to the  Purchaser  materially  and  adversely  affect the  Purchaser's ability  to perform  its  obligations  under this  Agreement;  and the  Purchaser  is not in default  with  respect  to any order of any  court,  administrative  agency,  arbitrator  or governmental body so as to materially and adversely affect the transactions  contemplated by this Agreement; and

(g)   the Purchaser's  Information (as defined in Section 13(b) hereof) does not include any untrue  statement of a material fact or omit to state a material fact  necessary in order to make the  statements  made, in light of the  circumstances  under which they were made,  not misleading.

SECTION 10. Conditions to Closing.

(a)   The  obligations  of the  Purchaser  under  this  Agreement  will  be  subject  to the satisfaction, on or prior to the Closing Date, of the following conditions:

(1)   Each of the  obligations  of the Mortgage  Loan Seller  required to be performed at or prior to the  Closing  Date  pursuant  to the terms of this  Agreement  shall have been duly performed  and  complied  with in all  material  respects;  all of the  representations  and warranties of the Mortgage Loan Seller under this Agreement  shall be true and correct as of the date or dates  specified  in all  material  respects;  and no event shall have  occurred which,  with notice or the passage of time,  would constitute a default under this Agreement or the Pooling and Servicing Agreement;  and the Purchaser shall have received  certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(2)   The  Purchaser  shall have received all of the following  closing  documents,  in such forms as are agreed upon and reasonably  acceptable to the  Purchaser,  duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

(i)   If required  pursuant to Section 3 hereof,  the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)  If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule  containing the  information  set  forth on  Exhibit  3 hereto,  one copy to be  attached  to each counterpart of the Amendment;

(iii) The Pooling and Servicing Agreement,  in form and substance reasonably satisfactory to the Trustee and the  Purchaser,  and all documents  required  thereby duly executed by all signatories;

(iv)  A certificate  of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably  acceptable to the Purchaser and attached thereto the resolutions of the  Mortgage  Loan  Seller  authorizing  the  transactions  contemplated  by  this
      Agreement,  together  with  copies  of the  articles  of  incorporation,  by-laws  and certificate of good standing of the Mortgage Loan Seller;

(v)   One or more opinions of counsel from the Mortgage Loan Seller's  counsel  otherwise in form and substance  reasonably  satisfactory  to the  Purchaser,  the Trustee and each
      Rating Agency;

(vi)  A letter from each of the Rating Agencies giving each Class of Certificates  set forth on Schedule A hereto the rating set forth therein; and

(vii) Such  other  documents,   certificates   (including  additional   representations  and
      warranties)  and  opinions  as may be  reasonably  necessary  to secure  the  intended ratings from each Rating Agency for the Certificates.

(3)   The  Certificates to be sold to Bear Stearns  pursuant to the  Underwriting  Agreement and the Purchase Agreement shall have been issued and sold to the Bear Stearns.

(4)   The  Mortgage  Loan  Seller  shall  have   furnished  to  the  Purchaser   such  other
certificates  of its officers or others and such other  documents and opinions of counsel to evidence  fulfillment of the  conditions  set forth in this  Agreement and the  transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

(b)   The  obligations of the Mortgage Loan Seller under this Agreement  shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(1)   The  obligations  of the  Purchaser  required to be performed by it on or prior to the
Closing Date  pursuant to the terms of this  Agreement  shall have been duly  performed  and complied with in all material  respects,  and all of the  representations  and warranties of the Purchaser under this Agreement shall be true and correct in all material  respects as of the date hereof and as of the Closing  Date,  and no event shall have  occurred  which would constitute  a breach by it of the  terms of this  Agreement  or the  Pooling  and  Servicing
Agreement,  and the Mortgage Loan Seller shall have  received a  certificate  to that effect signed by an authorized officer of the Purchaser.

(2)   The Mortgage  Loan Seller shall have received  copies of all of the following  closing documents,  in such forms as are agreed upon and reasonably  acceptable to the Mortgage Loan
Seller,  duly  executed by all  signatories  other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(i)   If required  pursuant to Section 3 hereof,  the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)  The Pooling and Servicing Agreement,  in form and substance reasonably satisfactory to the Mortgage  Loan Seller and the Trustee,  and all  documents  required  thereby duly executed by all signatories;

(iii) A certificate  of an officer of the Purchaser  dated as of the Closing Date, in a form reasonably  acceptable to the Mortgage Loan Seller,  and attached  thereto the written consent of the member of the Purchaser  authorizing the  transactions  contemplated by this  Agreement and the Pooling and Servicing  Agreement,  together with copies of the
      Purchaser's  certificate  of  formation,   limited  liability  company  agreement  and
      evidence as to the good standing of the Purchaser dated as of a recent date;

(iv)  One or more  opinions of counsel from the  Purchaser's  counsel in form and  substance reasonably  satisfactory  to the  Mortgage  Loan  Seller,  the  Trustee and the Rating
      Agencies; and

(v)   Such  other  documents,   certificates   (including  additional   representations  and
      warranties) and opinions as may be reasonably  necessary to secure the intended rating from each Rating Agency for the Certificates.

SECTION 11. Fees and  Expenses.  Subject  to Section 16 hereof,  the  Mortgage  Loan  Seller shall pay on the Closing  Date or such later date as may be agreed to by the  Purchaser  (i)
the fees and expenses of the Mortgage Loan Seller's  attorneys and the  reasonable  fees and expenses of the Purchaser's attorneys,  (ii) the fees and expenses of Deloitte & Touche llp,
(iii)  the fee for the use of  Purchaser's  Registration  Statement  based on the  aggregate original  principal  amount of the  Certificates  and the filing fee of the Commission as in effect on the date on which the  Registration  Statement  was declared  effective,  (iv) the fees and expenses  including  counsel's fees and expenses in connection  with any "blue sky"
and legal investment  matters,  (v) the fees and expenses of the Trustee which shall include without  limitation the fees and expenses of the Trustee (and the fees and  disbursements of its counsel) with respect to (A) legal and document  review of this  Agreement,  the Pooling and Servicing  Agreement,  the  Certificates and related  agreements,  (B) attendance at the
Closing  and (C)  review  of the  Mortgage  Loans  to be  performed  by the  Trustee  or the
Custodian  on its behalf,  (vi) the  expenses  for  printing or  otherwise  reproducing  the
Certificates,  the Prospectus and the Prospectus Supplement,  (vii) the fees and expenses of each Rating Agency (both initial and ongoing),  (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening  assignments,  if any and if  available,  to  evidence a complete  chain of title from the  originator  to the
Trustee)  from the  Mortgage  Loan  Seller to the  Trustee or the  expenses  relating to the
Opinion of Counsel referred to in Section 6(a) hereof,  as the case may be and (ix) Mortgage
File due diligence  expenses and other  out-of-pocket  expenses incurred by the Purchaser in connection  with the purchase of the Mortgage  Loans and by Bear Stearns in connection  with the sale of the Certificates.  The Mortgage Loan Seller  additionally agrees to pay directly to any third party on a timely  basis the fees  provided for above which are charged by such third party and which are billed periodically.

SECTION 12. Accountants' Letters.

(a)   Deloitte & Touche  llp will  review the  characteristics  of a sample of the  Mortgage
Loans  described in the Final Mortgage Loan Schedule and will compare those  characteristics to the  description of the Mortgage Loans contained in the Prospectus  Supplement  under the captions  "Summary-The  Mortgage  Loans" and "The Mortgage  Pool" and in Schedule A thereto.
The  Mortgage  Loan  Seller  will  cooperate  with the  Purchaser  in making  available  all information  and  taking  all steps  reasonably  necessary  to permit  such  accountants  to complete  the review and to deliver  the  letters  required  of them under the  Underwriting
Agreement.  Deloitte & Touche llp will also confirm certain  calculations as set forth under the caption "Yield, Prepayment and Maturity Considerations" in the Prospectus Supplement.

(b)   Reserved.

SECTION 13. Indemnification.

(a)   The Mortgage  Loan Seller shall  indemnify  and hold  harmless the  Purchaser  and its directors,  officers  and  controlling  persons (as defined in Section 15 of the  Securities
Act) from and against any loss, claim,  damage or liability or action in respect thereof, to which  they or any of them may  become  subject,  under  the  Securities  Act or  otherwise, insofar as such loss,  claim,  damage,  liability or action  arises out of, or is based upon
(i) any untrue  statement  of a material  fact  contained  in the  Mortgage  Loan  Seller's
Information as identified in Exhibit 4, the omission to state in the  Prospectus  Supplement or Prospectus (or any amendment thereof or supplement  thereto approved by the Mortgage Loan
Seller and in which  additional  Mortgage  Loan  Seller's  Information  is  identified),  in reliance  upon and in conformity  with  Mortgage  Loan Seller's  Information a material fact required to be stated  therein or necessary to make the  statements  therein in light of the circumstances in which they were made, not misleading,  (ii) any  representation or warranty assigned  or made by the  Mortgage  Loan Seller in Section 7 or Section 8 hereof  being,  or alleged to be,  untrue or  incorrect,  or (iii) any failure by the  Mortgage  Loan Seller to perform its obligations  under this Agreement;  and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified  party for any legal and other expenses  reasonably incurred by them in  connection  with  investigating  or  defending  or  preparing to defend against any such loss, claim, damage, liability or action.

            The  foregoing  indemnity  agreement is in addition to any  liability  which the
Mortgage  Loan Seller  otherwise  may have to the  Purchaser  or any other such  indemnified party.

(b)   The  Purchaser  shall  indemnify  and hold  harmless the Mortgage  Loan Seller and its respective  directors,  officers  and  controlling  persons (as defined in Section 15 of the
Securities Act) from and against any loss,  claim,  damage or liability or action in respect thereof,  to which  they or any of them may  become  subject,  under the  Securities  Act or otherwise,  insofar as such loss,  claim,  damage,  liability or action arises out of, or is based upon (i) any untrue  statement  of a  material  fact  contained  in the  Purchaser's
Information as identified in Exhibit 5, the omission to state in the  Prospectus  Supplement or Prospectus (or any amendment thereof or supplement  thereto approved by the Purchaser and in  which  additional  Purchaser's  Information  is  identified),  in  reliance  upon and in conformity with the Purchaser's  Information,  a material fact required to be stated therein or  necessary to make the  statements  therein in light of the  circumstances  in which they were made,  not  misleading,  (ii) any  representation  or warranty made by the Purchaser in
Section 9 hereof being,  or alleged to be, untrue or incorrect,  or (iii) any failure by the
Purchaser  to  perform  its  obligations  under  this  Agreement;  and the  Purchaser  shall reimburse  the Mortgage  Loan  Seller,  and each other  indemnified  party for any legal and other expenses  reasonably incurred by them in connection with investigating or defending or preparing  to defend any such loss,  claim,  damage,  liability  or  action.  The  foregoing indemnity  agreement is in addition to any liability which the Purchaser  otherwise may have to the Mortgage Loan Seller, or any other such indemnified party.

(c)   Promptly  after receipt by an indemnified  party under  subsection (a) or (b) above of notice of the  commencement  of any action,  such  indemnified  party  shall,  if a claim in respect thereof is to be made against the indemnifying  party under such subsection,  notify each party  against  whom  indemnification  is to be sought in  writing of the  commencement thereof  (but the failure so to notify an  indemnifying  party shall not relieve it from any liability  which it may have  under this  Section  13 except to the extent  that it has been prejudiced in any material  respect by such failure or from any liability  which it may have otherwise).  In case any such  action is  brought  against  any  indemnified  party,  and it notifies an indemnifying party of the commencement  thereof,  the indemnifying party will be entitled to participate  therein and, to the extent it may elect by written notice delivered to the  indemnified  party promptly (but, in any event,  within 30 days) after receiving the aforesaid  notice from such  indemnified  party,  to assume the defense thereof with counsel reasonably  satisfactory  to such  indemnified  party.  Notwithstanding  the foregoing,  the indemnified  party or parties shall have the right to employ its or their own counsel in any such  case,  but the fees and  expenses  of such  counsel  shall be at the  expense  of such indemnified  party or parties  unless (i) the  employment  of such  counsel  shall have been authorized in writing by one of the  indemnifying  parties in connection with the defense of such action,  (ii) the  indemnifying  parties shall not have employed counsel to have charge of the defense of such action within a reasonable  time after notice of  commencement of the action,  or (iii) such  indemnified  party or parties shall have  reasonably  concluded that there is a conflict of interest between itself or themselves and the  indemnifying  party in the conduct of the defense of any claim or that the  interests of the  indemnified  party or parties are not substantially  co-extensive  with those of the indemnifying  party (in which case the indemnifying  parties shall not have the right to direct the defense of such action on  behalf  of the  indemnified  party or  parties),  in any of which  events  such fees and
expenses  shall  be  borne  by  the  indemnifying  parties  (provided,   however,  that  the
indemnifying  party  shall  be  liable  only for the fees and  expenses  of one  counsel  in addition to one local counsel in the jurisdiction  involved.  Anything in this subsection to the contrary  notwithstanding,  an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent;  provided,  however,  that such consent was not unreasonably withheld.

(d)   If the  indemnification  provided  for in  paragraphs  (a) and (b) of this  Section 13 shall for any reason be unavailable to an indemnified  party in respect of any loss,  claim, damage or liability,  or any action in respect thereof,  referred to in Section 13, then the indemnifying  party shall in lieu of indemnifying  the indemnified  party  contribute to the amount paid or payable by such indemnified party as a result of such loss, claim,  damage or liability,  or action in respect  thereof,  in such  proportion as shall be  appropriate  to reflect the relative  benefits  received by the Mortgage Loan Seller on the one hand and the
Purchaser on the other from the purchase  and sale of the  Mortgage  Loans,  the offering of the Certificates and the other transactions  contemplated  hereunder. No person found liable for a fraudulent  misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

(e)   The  parties  hereto  agree that  reliance  by an  indemnified  party on any  publicly available  information or any information or directions  furnished by an indemnifying  party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 14. Notices. All demands,  notices and communications  hereunder shall be in writing but may be delivered by facsimile transmission  subsequently  confirmed in writing.  Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation,  909 Hidden Ridge
Drive,  Suite 200  Irving,  Texas  75038,  (Telecopy:  (972-444-2880)),  and  notices to the
Purchaser  shall be directed to Bear  Stearns  Asset  Backed  Securities  I LLC, 383 Madison
Avenue, New York, New York 10179, (Telecopy:  (212-272-7206)),  Attention:  General Counsel;
or to any other  address as may  hereafter  be  furnished by one party to the other party by like  notice.  Any  such demand,  notice or communication  hereunder shall be deemed to have been received on the date received at the premises of the  addressee (as  evidenced,  in the case of registered  or certified  mail,  by the date noted on the return  receipt)  provided that it is received on a business day during normal  business  hours and, if received  after normal business hours, then it shall be deemed to be received on the next business day.

SECTION 15. Transfer  of  Mortgage  Loans.  The  Purchaser  retains  the right to assign the
Mortgage Loans and any or all of its interest  under this  Agreement to the Trustee  without the consent of the Mortgage  Loan  Seller,  and,  upon such  assignment,  the Trustee  shall succeed to the  applicable  rights and  obligations  of the Purchaser  hereunder;  provided, however,  the Purchaser  shall remain  entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a).  Notwithstanding the foregoing,  the sole and exclusive  right and remedy of the Trustee  with  respect to a breach of  representation  or warranty  of  the  Mortgage  Loan  Seller  shall  be  the  cure,  purchase  or  substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

SECTION 16. Termination.  This  Agreement may be terminated (a) by the mutual consent of the parties  hereto prior to the Closing Date,  (b) by the  Purchaser,  if the conditions to the
Purchaser's  obligation  to close set forth under  Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller,  if the  conditions to the Mortgage Loan Seller's  obligation to close set forth under Section 10(b) hereof are not fulfilled as and when  required to be  fulfilled.  In the event of  termination  pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination  pursuant to clause (c), the Purchaser shall pay, all reasonable  out-of-pocket  expenses incurred by the other in connection with the transactions  contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

SECTION 17. Representations,   Warranties   and   Agreements   to  Survive   Delivery.   All
representations,  warranties and  agreements  contained in this  Agreement,  or contained in certificates  of officers of the  Mortgage  Loan Seller  submitted  pursuant  hereto,  shall remain  operative  and in full force and effect and shall  survive  delivery of the Mortgage
Loans to the Purchaser (and by the Purchaser to the Trustee).  Subsequent to the delivery of the Mortgage Loans to the Purchaser,  each of the Mortgage Loan Seller's representations and warranties  contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage  Loans  actually  delivered to the Purchaser and included in the Final Mortgage
Loan  Schedule and any  Replacement  Mortgage Loan and not to those  Mortgage  Loans deleted from the  Preliminary  Mortgage  Loan  Schedule  pursuant  to Section 3 hereof  prior to the
Closing.

SECTION 18. Severability.  If any  provision  of  this  Agreement  shall  be  prohibited  or invalid under  applicable  law, this  Agreement  shall be  ineffective  only to such extent, without invalidating the remainder of this Agreement.

SECTION 19. Counterparts.  This  Agreement  may be executed in  counterparts,  each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 20. Amendment.  This  Agreement  cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 21. GOVERNING  LAW.  THIS   AGREEMENT   shall  be  governed  by,  and  construed  in
accordance  with,  the laws of the State of New York,  without  regard to  conflict  of laws principles thereof other than Section 5-1401 of the New York General Obligations Law.

SECTION 22. Further  Assurances.  Each of the parties  agrees to execute  and  deliver  such instruments  and take such  actions as  another  party  may,  from time to time,  reasonably request in order to  effectuate  the  purpose  and to carry out the terms of this  Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 23. Successors and Assigns.

(a)   This  Agreement  shall  bind and inure to the  benefit  of and be  enforceable  by the
Mortgage Loan Seller and the Purchaser and their  permitted  successors  and assigns and, to the extent specified in Section 13 hereof, Bear Stearns,  and their directors,  officers and controlling  persons (within the meaning of federal  securities  laws), to the extent of its rights as a third party  beneficiary  hereunder.  The Mortgage Loan Seller  acknowledges and agrees that the Purchaser  may assign its rights under this  Agreement  (including,  without limitation,  with respect to the  Mortgage  Loan  Seller's  representations  and  warranties respecting  the  Mortgage  Loans) to the Trustee.  Any person into which the  Mortgage  Loan
Seller  may be  merged  or  consolidated  (or  any  person  resulting  from  any  merger  or consolidation  involving the Mortgage Loan Seller),  any person  resulting  from a change in form of the Mortgage  Loan Seller or any person  succeeding  to the business of the Mortgage
Loan Seller,  shall be considered the "successor" of the Mortgage Loan Seller  hereunder and shall be  considered  a party  hereto  without the  execution  or filing of any paper or any further  act or  consent  on the part of any party  hereto.  Except as  provided  in the two preceding  sentences,  this Agreement cannot be assigned,  pledged or hypothecated by either party hereto  without the written  consent of the other  parties to this  Agreement  and any such assignment or purported assignment shall be deemed null and void.

SECTION 24. The Mortgage  Loan Seller.  The Mortgage Loan Seller will keep in full force and effect its  existence,  all rights and  franchises  as a  corporation  under the laws of the
State of its  incorporation and will obtain and preserve its qualification to do business as a foreign  corporation  in each  jurisdiction  in which such  qualification  is necessary to perform its obligations under this Agreement.

SECTION 25. Entire   Agreement.   This   Agreement   contains  the  entire   agreement   and
understanding  between the parties with respect to the subject matter hereof, and supersedes all  prior and  contemporaneous  agreements,  understandings,  inducements  and  conditions, express or implied,  oral or written,  of any nature  whatsoever with respect to the subject matter hereof.

SECTION 26. No  Partnership.  Nothing  herein  contained  shall be  deemed or  construed  to create a partnership or joint venture between the parties hereto.

                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS  WHEREOF,  the parties  hereto  have caused  their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION

                                          By:
                                          Name:  Sue Stepanek
                                          Title:  Executive Vice President

                                          BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                          By:
                                          Name:
                                          Title:

                                           E-1-2

                                         EXHIBIT 1
                                 CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of this
Agreement.

(i)   The original  Mortgage Note,  including any riders thereto,  endorsed without recourse
      to  the  order  of  "Wells  Fargo  Bank,   National   Association",   as  Trustee  for
      certificateholders  of  Bear  Stearns  Asset  Backed  Securities  I LLC  Asset  Backed
      Certificates,  Series  2004-BO1," and showing to the extent  available to the Mortgage
      Loan Seller an unbroken chain of  endorsements  from the original payee thereof to the
      Person endorsing it to the Trustee;

(ii)  the original  Mortgage  and, if the related  Mortgage  Loan is a MOM Loan,  noting the presence of the MIN and language  indicating  that such  Mortgage  Loan is a MOM Loan, which shall have been  recorded (or if the original is not  available,  a copy),  with evidence of such  recording  indicated  thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

(iii) unless the Mortgage Loan is a MOM Loan, the assignment  (either an original or a copy, which may be in the form of a blanket  assignment if permitted in the  jurisdiction in which the  Mortgaged  Property is located) to the Trustee of the Mortgage with respect to each  Mortgage  Loan in the name of "Wells Fargo Bank,  National  Association",  as
      Trustee for  certificateholders  of Bear Stearns  Asset Backed  Securities I LLC Asset
      Backed  Certificates,  Series  2004-BO1," which shall have been recorded (or if clause
      (x) in the proviso below applies, shall be in recordable form);

(iv)  an original or a copy of all intervening  assignments of the Mortgage,  if any, to the extent available to the Mortgage Loan Seller, with evidence of recording thereon;

(v)   the original policy of title  insurance or mortgagee's  certificate of title insurance or commitment or binder for title insurance,  if available,  or a copy thereof, or, in the event that such  original  title  insurance  policy is  unavailable,  a  photocopy thereof,  or in lieu thereof,  a current lien search on the related Mortgaged Property
      and

(vi)  originals  or  copies  of  all  available  assumption,  modification  or  substitution agreements,  if any; provided,  however,  that in lieu of the foregoing,  the Mortgage
      Loan Seller may deliver the following  documents,  under the  circumstances  set forth below:  x)  if  any  Mortgage,  assignment  thereof  to  the  Trustee  or  intervening assignments  thereof have been delivered or are being  delivered to recording  offices for  recording  and  have  not been  returned  in time to  permit  their  delivery  as specified  above,  the Purchaser may deliver a true copy thereof with a  certification by the Mortgage  Loan Seller or the title  company  issuing the  commitment  for title insurance,  on the face of such copy,  substantially  as follows:  "Certified  to be a true and correct copy of the original, which has been transmitted for recording";  and
      (y) in lieu of the Mortgage  Notes  relating to the Mortgage  Loans  identified in the list set forth in Exhibit J to the Pooling and Servicing Agreement,  the Purchaser may
      deliver a lost note  affidavit  and  indemnity  and a copy of the  original  note,  if available;  and provided,  further,  however, that in the case of Mortgage Loans which have been  prepaid in full after the Cut-Off Date and prior to the Closing  Date,  the
      Purchaser,  in lieu of delivering the above documents,  may deliver to the Trustee and its Custodian a certification  of a Servicing  Officer to such effect and in such case shall  deposit all amounts paid in respect of such  Mortgage  Loans,  in the Protected
      Account  or in the  Distribution  Account  on the  Closing  Date.  In the  case of the documents  referred to in clause (x) above, the Purchaser shall deliver such documents to the Trustee or its Custodian  promptly  after they are received.  The Mortgage Loan
      Seller shall cause, at its expense, the Mortgage and intervening assignments,  if any, and to the extent  required in accordance  with the  foregoing,  the assignment of the
      Mortgage to the  Trustee to be  submitted  for  recording  promptly  after the Closing
      Date;  provided  that the  Mortgage  Loan  Seller  need not cause to be  recorded  any assignment  (a) in any  jurisdiction  under  the laws of  which,  as  evidenced  by an
      Opinion of Counsel  addressed to the Trustee  delivered by the Mortgage Loan Seller to the  Trustee  and the Rating  Agencies,  the  recordation  of such  assignment  is not necessary to protect the  Trustee's  interest in the related  Mortgage  Loan or (b) if
      MERS is  identified  on the  Mortgage  or on a  properly  recorded  assignment  of the
      Mortgage as  mortgagee of record  solely as nominee for  Mortgage  Loan Seller and its successors and assigns.  In the event that the Mortgage Loan Seller,  the Purchaser or the Servicer gives written notice to the Trustee that a court has  recharacterized the sale of the Mortgage  Loans as a financing,  the Mortgage  Loan Seller shall submit or cause to be submitted  for  recording as specified  above or, should the Mortgage Loan
      Seller  fail  to  perform  such  obligations,  the  Servicer  shall  cause  each  such previously  unrecorded  assignment to be submitted for recording as specified above at the expense of the Trust.  In the event a Mortgage  File is  released to the  Mortgage
      Loan Seller or the Servicer as a result of such Person having  completed a Request for
      Release,  the Custodian  shall,  if not so completed,  complete the  assignment of the related Mortgage in the manner specified in clause (iii) above.

                                           E-2-1

                                         EXHIBIT 2
                                         [Reserved]

                                           E-3-2

                                         EXHIBIT 3
                             MORTGAGE LOAN SCHEDULE INFORMATION

      The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(i)   the loan number;

(ii)  the Mortgage Rate in effect as of the Cut-off Date;

(iii) the Servicing Fee Rate;

(iv)  the Trustee Fee;

(v)   the LPMI Fee, if applicable;

(vi)  the Net Mortgage Rate in effect as of the Cut-off Date;

(vii) the maturity date;

(viii)      the original principal balance;

(ix)  the Cut-off Date Principal Balance;

(x)   the original term;

(xi)  the remaining term;

(xii) the property type;

(xiii)      the MIN with respect to each MOM Loan;

(xiv) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xv)  with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvi) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(xvii)      with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

(xviii)     with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(xix) the Loan Group;

(xx)  the amount of any Seller Arrearages, if any;

(xxi) a code  indicating  whether such Mortgage Loan is an Actuarial Loan or Simple Interest
      Loan;  and

(xxii)      a code  indicating  whether such Mortgage Loan is a first lien, a second lien or a third lien Mortgage Loan.

                                           E-4-1

                                         EXHIBIT 4
                             MORTGAGE LOAN SELLER'S INFORMATION

      All information in the Prospectus Supplement described under the following captions:
"SUMMARY - The Mortgage Loans," "THE MORTGAGE POOL" and "SCHEDULE A - Mortgage Loan
Statistical Data."

                                           E-5-1

                                         EXHIBIT 5
                                  PURCHASER'S INFORMATION

      All information in the Prospectus Supplement and the Prospectus, except the Mortgage
Loan Seller's Information.

                                           E-6-1

                                         EXHIBIT 6
                                   SCHEDULE OF LOST NOTES

                                   Available Upon Request

                                            A-1
                                         SCHEDULE A

                      REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                    Public Certificates

          Class                   S&P              Moody's
          I-A-1                   AAA                Aaa
          I-A-2                   AAA                Aaa
          I-A-3                   AAA                Aaa
          II-A-1                  AAA                Aaa
          II-A-2                  AAA                Aaa
           M-1                    AAA                Aa2
           M-2                    AAA                Aa3
           M-3                    AAA                A1
           M-4                    AA+                A2
           M-5                    AA+                A3
           M-6                     AA               Baa1
           M-7                     AA               Baa2
           M-8                    AA-               Baa3
           M-9A                    A                 n/a
           M-9B                    A                 n/a

-------------
None of the above ratings has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

                                    Private Certificates

          Class                   S&P              Moody's
            CE                 Not Rated          Not Rated
           R-1                 Not Rated          Not Rated
           R-2                 Not Rated          Not Rated
           R-3                 Not Rated          Not Rated

--------------------------------------------------------------------------------------------

                                         EXHIBIT 7

                                                                REVISED July 7, 2004

APPENDIX E   Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that  certain  loans  classified  by the relevant statute as Covered are  included in Standard & Poor's High Cost Loan  Category  because they included thresholds and tests that are typical of what is generally  considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
-
-

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. §§ 23-53-101
                       et seq.

                       Effective July 16, 2003
-
-

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code §§ 757.01 et seq.

                       Effective June 2, 2003
-
-

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. §§ 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
-
-

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. §§ 36a-746 et seq.

                       Effective October 1, 2001
-
-

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code §§ 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
-
-

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       §§ 494.0078 et seq.

                       Effective October 2, 2002
-
-

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
  Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002   March
                       6, 2003
-
-

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003          Code Ann. §§ 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
-
-

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       § 1639, 12 C.F.R. §§ 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
-
-

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, §§ 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
-
-

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. §§ 16a-1-101 et seq.          Consumer Loan (id. §
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
-
-

                                                          High APR Consumer
                                                          Loan (id. §
                                                          16a-3-308a)
-
-

Kentucky               2003 KY H.B. 287   High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. §§
                       360.100 et seq.

                       Effective June 24, 2003
-
-

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, §§ 8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
-
-

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       §§ 32.00 et seq. and 209 C.M.R.
                       §§ 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
-
-

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. §§ 598D.010 et seq.

                       Effective October 1, 2003
-
-

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
-
-

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
-
-

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
-
-

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
-
-

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. §§ 1349.25 et seq.

                       Effective May 24, 2002
-
-

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
-
-

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
-
-

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. §§  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
-

Standard & Poor's Covered Loan Categorization

-
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
-
-

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
  Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002   March
                       6, 2003
-
-

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective November 27, 2003
                       July 5, 2004
-

Standard & Poor's Home Loan Categorization

-
-
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
-
-

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
  Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002   March
                       6, 2003
-
-

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
-
-

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
-
-

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
-
-

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
-